UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6465

The Travelers Series Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT
DECEMBER 31, 2003

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]



                  THE TRAVELERS SERIES TRUST:

                  TRAVELERS QUALITY BOND PORTFOLIO
                  LAZARD INTERNATIONAL STOCK PORTFOLIO
                  MFS EMERGING GROWTH PORTFOLIO
                  FEDERATED HIGH YIELD PORTFOLIO
                  FEDERATED STOCK PORTFOLIO
                  DISCIPLINED MID CAP STOCK PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................  1
TRAVELERS QUALITY BOND PORTFOLIO:
     MANAGER OVERVIEW.......................................  3
     PERFORMANCE COMPARISON.................................  4
LAZARD INTERNATIONAL STOCK PORTFOLIO:
     MANAGER OVERVIEW.......................................  5
     PERFORMANCE COMPARISON.................................  7
MFS EMERGING GROWTH PORTFOLIO:
     MANAGER OVERVIEW.......................................  8
     PERFORMANCE COMPARISON.................................  10
FEDERATED HIGH YIELD PORTFOLIO:
     MANAGER OVERVIEW.......................................  11
     PERFORMANCE COMPARISON.................................  13
FEDERATED STOCK PORTFOLIO:
     MANAGER OVERVIEW.......................................  14
     PERFORMANCE COMPARISON.................................  16
DISCIPLINED MID CAP STOCK PORTFOLIO:
     MANAGER OVERVIEW.......................................  17
     PERFORMANCE COMPARISON.................................  19
SCHEDULES OF INVESTMENTS....................................  20
STATEMENTS OF ASSETS AND LIABILITIES........................  63
STATEMENTS OF OPERATIONS....................................  64
STATEMENTS OF CHANGES IN NET ASSETS.........................  65
NOTES TO FINANCIAL STATEMENTS...............................  67
FINANCIAL HIGHLIGHTS........................................  74
INDEPENDENT AUDITORS' REPORT................................  79
ADDITIONAL INFORMATION......................................  80
TAX INFORMATION.............................................  83

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]
                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

The year 2003 marked a sharp turning point in the investment world. After a three-year equity bear market, the worst since the 1930s, stocks of all sizes and styles made a strong comeback, making gains across myriad industries and sectors through the year. The greatest gains were made by small-cap, rather than large-cap stocks, and by those that had fallen the farthest since 2000's market peaks, especially technology stocks. Mid-cap stocks generally performed better than large-caps, but not as well as small-caps.
Overall, bond performance was a story of contrasts, with high yield bonds significantly outperforming investment quality corporate bonds and government-issued fixed income securities. Notably, bond market performance paralleled stock performance in that the most volatile securities outperformed the most conservative. Investors clearly had increased appetites for risk.

The turning point for stocks came in mid-March as the U.S. ended the uncertainty over the impending Iraq War and the major combat came to a swift completion.
Meanwhile, historically low interest rates and lowered income taxes combined to provide a strong economic stimulus, which first raised expectations for economic growth and then actually led to gains in consumer confidence and rapid expansion. However, job growth remained sluggish. This led to some concerns over the sustainability of both the economic rebound and the market's strong performance.

Within this environment, the funds performed as follows:

                Performance of the Funds as of December 31, 2003

                                                     6 MONTHS   12 MONTHS
                                                     --------   ---------
TRAVELERS QUALITY BOND PORTFOLIO...................    0.77%       6.98%
Lehman Brothers Intermediate Government/Credit
  Bond Index.......................................    0.04        4.31
Lipper Short-Intermediate Investment Grade Debt
  Variable Funds Category Average..................    0.47        2.95

LAZARD INTERNATIONAL STOCK PORTFOLIO...............   18.70       28.60
MSCI EAFE GDP Index................................   28.66       42.95
Lipper International Variable Funds Category
  Average..........................................   24.28       35.32

MFS EMERGING GROWTH PORTFOLIO......................   11.44       29.14
Russell 3000 Growth Index..........................   15.41       30.97
Lipper Multi-Cap Growth Variable Funds Category
  Average..........................................   16.47       35.55

FEDERATED HIGH YIELD PORTFOLIO.....................    8.16       22.39
Lehman Brothers High Yield Index...................    8.85       28.97
Lehman Brothers Aggregate Bond Index...............    0.17        4.10
Lipper High Current Yield Variable Funds Category
  Average..........................................    8.41       23.93

FEDERATED STOCK PORTFOLIO..........................   15.71       27.61
S&P 500 Index......................................   15.14       28.67
S&P 500/Barra Value Index..........................   17.36       31.79
Lipper Multi-Cap Value Funds Category Average......   16.78       31.38

                                                     6 MONTHS   12 MONTHS
                                                     --------   ---------
DISCIPLINED MID CAP STOCK PORTFOLIO................   19.53%      33.75%
S&P MidCap 400 Index...............................   20.64       35.62
Lipper Mid-Cap Growth Variable Funds Category
  Average..........................................   17.25       36.34

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

Each fund's returns reflect expenses incurred by that fund, but do not reflect any charges or expenses imposed by the variable annuity or life contract you own, and do not reflect the deduction of any taxes. Therefore, your actual returns would have been lower. An investor may not invest directly in the fund.

Index returns are provided for comparison, but an investor cannot invest directly in an index. Additionally, these returns do not reflect any deduction for fees or expenses, as indices are unmanaged, and do not incur such expenses. Index returns also do not reflect any deduction for taxes.

The Lehman Brothers Government/Credit Intermediate Bond Index is a broad measure of bonds with maturities of up to ten years. The MSCI EAFE GDP Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East, generally considered representative of the foreign markets. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures, and 144-As are also included. The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The S&P 500/Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The S&P MidCap 400 Index is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 28 funds for the six-month period and among the 26 funds for the 12-month period in the Lipper short-intermediate grade debt variable funds category. Returns were calculated among the 190 funds for the six-month period and among the 186 funds for the 12-month period in the Lipper international variable funds category. Returns were calculated among the 114 funds for the six-month period and among the 110 funds for the 12-month period in the Lipper multi-cap growth variable funds category. Returns were calculated among the 88 funds for the six-month period and among the 86 funds for the 12-month period in the Lipper high current yield variable funds category. Returns were calculated among the 111 funds for the six-month period and among the 109 funds for the 12-month period in the Lipper multi-cap value variable funds category. Returns were calculated among the 120 funds for the six-month period and among the 113 funds for the 12-month period in the Lipper mid-cap growth variable funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund and variable insurance products industries have come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, and other mutual fund and variable product issues in connection with various investigations. The funds have been informed that Travelers Life & Annuity and its affiliates are responding to those information requests and cooperating with the regulators, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 20, 2004

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

TRAVELERS QUALITY BOND PORTFOLIO

SPECIAL SHAREHOLDER NOTICE

Effective January 1, 2004, Gene Collins replaced Mr. Voss as Portfolio Manager. Mr. Collins is a Senior Vice President of Travelers Asset Management International Company LLC.

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 6.98%. In comparison, the fund outperformed its benchmark, the unmanaged Lehman Intermediate Government/Credit Bond Index(i), which returned 4.31% for the same period. The fund also outperformed its Lipper short-intermediate investment-grade debt variable funds category average, which was 2.95% for the same period.(1)

The fund's outperformance was mainly driven by the tightening of investment-grade corporate spreads(ii) and the strong performance of the so-called fallen angels (securities issued by what we feel are sound companies that have fallen in price) held in the portfolio. Credit spreads narrowed versus Treasuries again in December, after peaking in October 2002. This dramatic narrowing now puts spreads back to levels not seen since before the Russian and Long Term Capital Management crises in 1998. Although this large move gives rise to caution about valuations in this sector, spreads still remain high relative to most of the 1990s with the exception of the 1990-91 recession.

Thank you for your investment in the Travelers Quality Bond Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ F. Denney Voss

F. Denney Voss
Travelers Asset Management International Company LLC

January 20, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to pages 20 through 23 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 26 funds in the Lipper short-intermediate investment-grade debt variable funds category including the reinvestment of dividends and capital gains, if any.
(i) The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.
(ii) Credit spread is the difference between the yield of a particular corporate security (in this case investment-grade corporate bonds) and a benchmark security (in this case U.S. Treasuries) that has the same maturity as that particular corporate security.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/03 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Twelve Months Ended 12/31/03            6.98%
  Five Years Ended 12/31/03               5.57
  8/30/96* through 12/31/03               6.42
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/03              57.84%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2003, with that of a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as Lehman Brothers Intermediate Government/Corporate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
[Travelers Quality Performance Graph]

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                              TRAVELERS QUALITY BOND PORTFOLIO     GOVERNMENT/CREDIT BOND INDEX
                                                              --------------------------------     ----------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      10356                              10388
12/97                                                                      11095                              11624
12/98                                                                      12036                              13004
12/99                                                                      12168                              13055
12/00                                                                      13015                              14376
12/01                                                                      13944                              15664
12/02                                                                      14753                              16651
12/31/03                                                                   15784                              16942

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

LAZARD INTERNATIONAL STOCK PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003 the fund returned 28.60%. In comparison, the fund underperformed its benchmark, the unmanaged MSCI EAFE GDP Index,(i) which returned 42.95% for the same period. The fund also underperformed its Lipper international variable funds category average, which rose 35.32% for the same period.(1)

MARKET OVERVIEW

The equity markets continued to decline through the first two-and-a-half months of 2003, an anomaly in an otherwise bull market year. In mid-March, just before the start of the second Gulf War, sentiment swung abruptly from very negative to very positive. Investors rotated into the stocks that stood to gain the most from an improving economy. These included highly-leveraged and economically-sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market.

Overall, 2003 proved to be a reversal of 2002, as all sectors in the MSCI EAFE GDP Index rose in 2003, in comparison to the across-the-board declines experienced in 2002. In addition, the technology sector, which led 2002's decline, was 2003's strongest performer. However, late in the year there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies' fundamentals.

FUND PERFORMANCE

During the year, the portfolio's performance was helped by stock selection in the consumer discretionary sector, where NISSAN MOTOR CO., LTD. benefited from new model introductions and strong U.S. demand. With the leadership of CEO Carlos Ghosn, Nissan has steadily gained market share, improved its marketing efforts, rolled out new models and implemented capital discipline. Luxury goods manufacturer COMPAGNIE FINANCIERE RICHEMONT AG also performed well as the improving economy has led to a rebound in demand for luxury items, which had been hurt by the decline in travel related to SARS and fears of terrorism. Conversely, the portfolio was hurt by stock selection in the financials sector, as we avoided unprofitable Japanese financial stocks such as SUMITOMO MITSUI FINANCIAL GROUP INC., MIZUHO TRUST & BANKING CO. LTD., UFJ HOLDINGS INC. and RESONA HOLDINGS INC., which significantly outperformed the sector and the market. Stock selection in the technology sector posed a similar problem: unprofitable companies such as TELEFON AB LM ERICSSON and ALCATEL also significantly outperformed their peers and the overall market, while companies with consistently high return-on-capital, such as NOKIA OYJ, failed to fully participate in the rally. Unusual asset flows during the period may have been caused by market timing and may have negatively affected the fund's performance.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 186 funds in the Lipper international variable funds category including the reinvestment of dividends and capital gains, if any.

Thank you for your investment in the Lazard International Stock Portfolio. We appreciate that you have entrusted us to manage your money and we value our relationship with you.

Sincerely,

The Portfolio Management Team
Lazard Asset Management LLC

January 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Vodafone Group PLC (3.85%); HSBC Holdings PLC (3.77%); Total S.A. (3.32%); GlaxoSmithKline (3.07%); Nokia Oyj (2.72%); Barclays PLC (2.44%); Royal Bank of Scotland Group (2.24%); Eni S.p.A. (2.19%); Credit Suisse Group (2.17%); BP PLC (2.04%). Please refer to pages 24 through 26 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Additionally, the fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(i) The MSCI EAFE GDP Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East, generally considered representative of the foreign markets.
 6

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/03 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Twelve Months Ended 12/31/03           28.60%
  Five Years Ended 12/31/03              (2.29)
  8/1/96* through 12/31/03                2.17
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/1/96* through 12/31/03               17.26%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 1, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2003, with that of a similar investment in the MSCI EAFE GDP Weighted Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The MSCI EAFE GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [Lazard Int. Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                                     10000                              10000
12/96                                                                      10807                              10515
12/97                                                                      11696                              11122
12/98                                                                      13168                              14092
12/99                                                                      16036                              18460
12/00                                                                      14192                              15593
12/01                                                                      10476                              12132
12/02                                                                       9118                              10197
12/31/03                                                                   11726                              17353

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MFS EMERGING GROWTH PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 29.14%. In comparison, the fund underperformed its benchmark, the unmanaged Russell 3000 Growth Index(i), which returned 30.97% for the same period. The fund also underperformed its Lipper multi-cap growth variable funds category average, which was 35.55% for the same period.(1)

MARKET ENVIRONMENT

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, they were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April of 2003, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers believed investors would avoid risky investments. Instead, the equity rally was led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second-and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well.

CONTRIBUTORS TO FUND PERFORMANCE

Healthcare was by far the portfolio's strongest sector over the period. The fund was overweighted in biotechnology, medical equipment, and healthcare services stocks that we felt offered strong growth potential. In the biotechnology area, GENZYME CORP., with two new drug approvals from the Food & Drug Administration, helped portfolio results. Biotechnology instrumentation company INVITROGEN CORP. was also a strong contributor, as was CAREMARK RX, INC., which helps corporations contain prescription drug costs for employees.

Elsewhere in health care, the fund was underweighted in large-cap pharmaceutical companies because we do not see them as the types of aggressive growth stocks that we try to select. Not owning pharmaceutical firm MERCK & CO., INC. and underweighting competitors such as PFIZER INC. and JOHNSON & JOHNSON helped performance as large-cap pharmaceutical firms generally struggled over the period, weighed down by patent expirations and a dearth of new drugs in the development pipeline. By period-end, we had sold the fund's Pfizer position.

Wireless tower rental companies CROWN CASTLE INTERNATIONAL and AMERICAN TOWER were among our best performing stocks. Cash flow growth and improving fundamentals drove these stocks higher. In addition, debt refinancing improved overall balance for these companies.

Contributors in the leisure sector included diversified travel and real estate services company CENDANT CORP., which benefited from a rebound in travel and from strong housing sales, and satellite TV operator ECHOSTAR COMMUNICATIONS CORP., which expanded its subscriber base and reported healthy gains in free cash flow.

In the technology sector, semiconductor company ANALOG DEVICES contributed to performance due to an upswing in demand for semiconductors and market share gains for its well-positioned products. Data storage software supplier VERITAS benefited from a recovery in technology spending for storage software.

In addition, a cash settlement from a class-action lawsuit modestly contributed to performance. The fund participated in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC INTERNATIONAL, two companies that the fund owned. Along with other participants in the lawsuit, the fund had suffered losses on Cendant stock in 1998.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 110 funds in the Lipper multi-cap growth variable funds category including the reinvestment of dividends and capital gains, if any.
 8

Relative performance also benefited from the portfolio's underweighting in the consumer staples area. That sector, which investors often view as relatively defensive, underperformed during much of the period as investors favored more economically-sensitive areas, such as technology, that they felt would benefit more from an economic recovery.

DETRACTORS OF FUND PERFORMANCE

In the technology sector, our holdings generated strong returns but trailed the benchmark. Our underweighting of technology blue chip companies INTEL CORP., TEXAS INSTRUMENTS INC., and CISCO SYSTEMS, INC. held back performance as those stocks climbed.

In the business services area, business outsourcing firm BISYS GROUP, INC. and weight loss services provider WEIGHT WATCHERS INTERNATIONAL, INC. were key detractors. BISYS Group lost value because of problems in its insurance and education divisions. Weight Watchers stock retreated as competing diet programs took market share. The fund sold both stocks during the period.

The fund's energy sector positions, which were largely in oil field services companies, generally underperformed when those companies failed to achieve the pricing power (the ability to raise prices) that we had expected.

Media holdings VIACOM INC. and WESTWOOD ONE, INC. lagged as the recovery we had anticipated in advertising was slow to materialize. Shares of specialty department store chain KOHL'S CORP. declined as a result of disappointing sales trends. Drug distributor AMERISOURCEBERGEN CORP. detracted from performance as the company lost two important customers during the year.

Thank you for your investment in the MFS Emerging Growth Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ DALE A. DUTILE
Dale A. Dutile
Massachusetts Financial Services

/s/ ERIC B. FISCHMAN
Eric B. Fischman
Massachusetts Financial Services

/s/ DAVID E. SETTE-DUCATI
David E. Sette-Ducati
Massachusetts Financial Services

January 24, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Microsoft Corp. (2.24%); Cisco Systems, Inc. (2.16%); Tyco International, Ltd. (1.82%); EchoStar Communications Corp., Class A Shares (1.68%); Comcast Corp., Class A Shares (1.58%); Dell Inc. (1.53%); Analog Devices, Inc. (1.50%); Gilead Sciences, Inc. (1.47%); NTL, Inc. (1.44%); Amdocs Ltd. (1.36%). Please refer to pages 27 through 33 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Additionally, the fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small- and medium-capitalization companies are subject to higher volatility than larger-capitalization companies.

(i) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/03 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Twelve Months Ended 12/31/03           29.14%
  Five Years Ended 12/31/03              (5.21)
  8/30/96* through 12/31/03               3.86
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/03              32.00%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2003, with that of a similar investment in the Russell 3000 Growth Index. Index Information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[MFS Emerging Growth Portfolio Performance Graph]

                                                               MFS EMERGING GROWTH PORTFOLIO        RUSSELL 3000 GROWTH INDEX
                                                               -----------------------------        -------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      10600                              11291
12/97                                                                      12843                              15508
12/98                                                                      17250                              18950
12/99                                                                      30491                              25361
12/00                                                                      24353                              19675
12/01                                                                      15529                              15814
12/02                                                                      10221                              14322
12/31/03                                                                   13200                              18665

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

FEDERATED HIGH YIELD PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 22.39%. In comparison, the fund underperformed its benchmark, the unmanaged Lehman Brothers High Yield Index,(i) which returned 28.97% for the same period, but outperformed the Lehman Brothers Aggregate Bond Index(ii), which returned 4.10% for the same period. The fund also underperformed its Lipper high current yield variable funds category average, which was 23.93% for the same period.(1)

MARKET REVIEW

The high yield market began the year at an extremely oversold position, as investors were still in a very defensive posture due to economic and geopolitical uncertainty. However, despite the conflict in the Middle East, over the course of the year most indicators continued to show robust economic growth. Consequently, over the past several quarters, improved corporate earnings have led to improved credit quality for the underlying market. The significant decline in corporate defaults has led to a contraction of the risk premium or "credit spread"(iii) investors require for participating in the high yield market. Consequently, prices have risen. In sharp contrast to 2002, the distressed end of the high yield market had the strongest performance.

WHAT AFFECTED THE FUND'S PERFORMANCE?

The primary cause of the fund's underperformance was its positioning in the lower credit quality sector, where its portfolio was less aggressive (that is, it owned fewer lower-rated securities) than the benchmark. The fund's relative overweight positions in the consumer non-cyclical, and gaming sectors and its underweight positions in the more speculative sectors detracted from relative performance. For the 12-month period, these sectors underperformed the overall market. Specific holdings that underperformed during the period included:
GENERAL CHEMICAL CORP. (Chemicals), NEW WORLD PASTA CO. (Food & Beverage), LEVI STRAUSS & CO. (Textiles), TEXAS PETROCHEMICALS LP (Chemicals) and MMI PRODUCTS, INC. (Building Products). Conversely, portfolio holdings which significantly outperformed the market included; CHARTER COMMUNICATIONS INC. (Media -- Cable), ALAMOSA HOLDINGS, INC. (Wireless), NEXTEL COMMUNICATIONS, INC. (Wireless), CALPINE CORP. (Utilities) and WILLIAMS COS., INC. (Utilities).

We feel that the rapid expansion in economic growth will lead to increasing interest rates during 2004. In the higher credit quality segment of the portfolio, we are attempting to keep our duration shorter than that of our benchmark. While the high yield market's performance in 2003 tended to be more of a "rising tide lifting all boats" phenomenon, we expect more differentiation of risk and return of individual credits during 2004. Accordingly, we have continued to be vigilant on individual credit selection. In terms of sector allocation, the fund remains overweight in the automotive, industrial and gaming sectors while staying underweight in telecommunications, utilities and technology.

Thank you for your investment in the Federated High Yield Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The Portfolio Management Team
Federated Investment Management Company

January 21, 2004

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 86 funds in the Lipper high current yield variable funds category including the reinvestment of dividends and capital gains, if any.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. Please refer to pages 34 through 46 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: High yield bonds involve greater credit and liquidity risks than investment grade bonds. Additionally, the fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

i The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures, and 144 As are also included.
ii The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
iii Credit spread is the difference between the yield of a particular corporate security (in this case high yield bonds) and a benchmark security (in this case U.S. Treasuries) that has the same maturity as that particular corporate security.
 12

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/03 (UNAUDITED)

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Twelve Months Ended 12/31/03            22.39%
  Five Years Ended 12/31/03                4.15
  8/30/96* through 12/31/03                6.53
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 12/31/03               59.04%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2003, with that of a similar investment in the Lehman Brothers High-Yield Bond Index and Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. [Federated High Yield Portfolio Performance Graph]

                                                   FEDERAL HIGH YIELD         LEHMAN BROTHERS HIGH           LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                   ------------------         --------------------        --------------------
8/30/96                                                 10000                       10000                       10000
12/96                                                   10761                       10599                       10480
12/97                                                   12394                       11952                       11491
12/98                                                   12978                       12161                       12490
12/99                                                   13380                       12452                       12388
12/00                                                   12289                       11723                       13829
12/01                                                   12528                       12342                       14997
12/02                                                   12994                       12788                       15932
12/31/03                                                15904                       15148                       16204

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

FEDERATED STOCK PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 27.61%. In comparison, the fund underperformed both of its benchmarks, the unmanaged S&P 500/Barra Value Index(i), which returned 31.79%, as well as the S&P 500 Index,(ii) which returned 28.67% for the same period. The fund also underperformed its Lipper multi-cap value variable funds category average, which was 31.38% for the same period.(1)

MARKET OVERVIEW

U.S. equity markets showed surprising strength during 2003 by overcoming the impact of war with Iraq and weak economic activity early in the year. After enduring the worst bear market since the 1930s, investors finally received positive equity returns. Technology stocks performed the best during 2003, but even after gaining more than 50% during the year, the NASDAQ Composite Index(iii) remained significantly below the high it reached in the spring of 2000. Corporate operating profits grew steadily throughout the year and finished above many analysts' expectations. The energy, financials and information technology sectors experienced significant increases in profit growth during the year. The S&P 500 Index's solid performance was led by the economically sensitive information technology, materials, consumer discretionary and industrials sectors. Lagging sectors were those least economically sensitive: consumer staples, healthcare and telecommunication services. Large capitalization strategies underperformed mid- and small-cap strategies during the year, and value-based strategies outperformed growth strategies across most market capitalizations.

PERFORMANCE

Positive influences on performance relative to the S&P 500/Barra Value Index for the year included an underweight position and favorable security selection in telecommunication services providers SPRINT FON GROUP and BELLSOUTH CORP. and an overweight position and favorable security selection in energy companies MARATHON OIL CORP., CONOCOPHILLIPS, and CHEVRONTEXACO CORP. Favorable security selection in travel and real estate services company CENDANT CORP., industrial product provider INGERSOLL-RAND CO. LTD., diversified manufacturing and service company TYCO INTERNATIONAL LTD. and consumer discretionary retailer SEARS, ROEBUCK AND CO. Auto manufacturer FORD MOTOR CO. and consumer electronics firm KONINKLIJKE PHILIPS ELECTRONICS NV also positively influenced relative performance.

Negative influences on relative performance during the year included an overweight position in consumer staples and an underweight and unfavorable security selection in insurance providers MARSH & MCLENNAN COS. INC., LOEWS CORP. and AON CORP. Portfolio guidelines restricting an investment in Citigroup negatively influenced relative performance to the S&P 500/Barra Value Index by approximately 2%, assuming a benchmark weight within the portfolio. Unfavorable security selection in information technology firms SUNGARD DATA SYSTEMS, INC., FIRST DATA CORP., STORAGE TECHNOLOGY CORP., and in chemical companies E.I. DU PONT DE NEMOURS & CO., AIR PRODUCTS AND CHEMICALS, INC. also detracted from relative performance.

POSITIONING AND STRATEGY

We continued to maintain overweight positions relative to the S&P 500/Barra Value Index in the materials, industrials, information technology and consumer staples sectors. Within the consumer staples sector, we emphasized the tobacco industry given its high dividend yields and recently decreased litigation risk. We continued to underweight utilities and telecommunication services companies given concerns regarding higher interest rates and unattractive valuations for utilities and poor fundamentals for many telecommunication services firms. Within the financials industry, we emphasized consumer finance companies, investment banks and capital markets exposure within banks and life insurers. Themes within our valuation disciplines continued to be the healthcare and consumer discretionary industries. Our bias within the healthcare sector was to focus less attention on pharmaceuticals and more attention on device manufacturers and service companies. Within the consumer discretionary industry, our focus was on media-related companies and consumer durables manufacturers. Our investment philosophy remained unchanged; we use our valuation disciplines and

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 109 funds in the Lipper multi-cap value variable funds category including the reinvestment of dividends and capital gains, if any.
 14
fundamental research to identify companies to add to the portfolio and to eliminate companies that we believe are overvalued or have deteriorating fundamentals.

Thank you for your investment in the Federated Stock Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The Portfolio Management Team
Federated Investment Management Company

January 21, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: J.P. Morgan Chase & Co. (3.23%), Tyco International, Ltd. (2.86%), Cendant Corp. (2.77%), Bank of America Corp. (2.58%), Altria Group, Inc. (2.40%), Morgan Stanley (2.38%), Hewlett-Packard Co. (2.30%), ChevonTexaco Corp. (2.30%), Wachovia Corp. (2.27%), Johnson Controls, Inc. (2.04%). Please refer to pages 47 through 50 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(i) The S&P 500/Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)
(ii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
(iii) The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/03 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Twelve Months Ended 12/31/03           27.61%
  Five Years Ended 12/31/03               2.73
  8/30/96* through 12/31/03              10.10
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 12/31/03             102.53%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996 (commencement of operations), assuming reinvestment of dividends, through December 31, 2003, with that of a similar investment in the S&P 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The S&P 500/Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)
[Federated Stock Performance Graph]

                                                                                                           S&P 500/BARRA VALUE
                                                FEDERATED STOCK PORTFOLIO        S&P 500 INDEX++                 INDEX++
                                                -------------------------        ---------------           -------------------
8/30/96                                                 10000                       10000                       10000
12/96                                                   11261                       11441                       11416
12/97                                                   15021                       15258                       14839
12/98                                                   17700                       19642                       17015
12/99                                                   18646                       23773                       19180
12/00                                                   19349                       21609                       20346
12/01                                                   19672                       19043                       17963
12/02                                                   15871                       17081                       14218
12/31/03                                                20253                       21280                       18738

++ It is the opinion of management that the S&P 500/Barra Value Index more accurately reflects the current composition of the Federated Stock Portfolio than the S&P 500 Index. In future reporting, the S&P 500/Barra Value will be used as the basis of comparison of total return performance rather than the S&P 500 Index.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

DISCIPLINED MID CAP STOCK PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 33.75%. In comparison, the fund underperformed its benchmark, the unmanaged S&P MidCap 400 Index(i), which returned 35.62% for the same period. The fund also underperformed its Lipper mid-cap growth variable funds category average, which was 36.34% for the same period.(1)

Optimistic forecasts for a strong economic rebound in 2003 have proven to be correct. With real gross domestic product ("GDP")(ii) growth of 3.3% in the second quarter and a surge of 8.2% in the third quarter, the economy gradually responded to the stimulus of aggressive monetary and fiscal policies. However, many investors continued to express concerns that the effects of these stimulative policies might wear off, and corporate revenue growth might not be sustainable. Other worries during the year focused on weak employment data, sluggish capital spending, and the impact on consumer spending from a slowdown in mortgage refinancing.

From the monetary perspective, the Federal Reserve Board appeared to be firmly committed to maintaining low interest rates, despite the widely discussed risk of a further decline in inflation. The nation's fiscal stimulus also seemed to be effective, and despite the scheduled expiration of recent tax cuts, most consumers apparently perceived the reduction in tax rates as permanent.

The employment rate began to improve toward the end of 2003. Non-farm payrolls rose, and initial claims for unemployment insurance fell steadily. The industrial sector began to advance as well, with industrial production moving higher over the last four months of the year. Many major corporations have started to indicate some willingness to invest. Capital-goods orders have trended higher, and capital spending rose in the final three quarters of 2003.

However, in 2003 the economy confronted a series of major issues, many of which emerged quite suddenly. Corporate governance and accounting scandals, the geopolitical crisis and the sharp drop in technology spending all contributed to weakness in the financial markets in the beginning of the year. Fortunately, the impact of those impediments mostly diminished during the year, in part because of the economy's flexibility.

FUND PERFORMANCE

Our stock selection models produced mixed results during the course of 2003. The strong market rally was primarily fueled by the tremendous gains of lower quality stocks, which typically perform well at the inflection point of a market recovery. Especially in industries such as semiconductors and telecommunications, many stocks surged significantly without any visible rebound in demand. Throughout the year, positive economic data continued to lead investors towards stocks with higher earnings leverage and sales growth in anticipation of a strong economic recovery.

Consequently, we feel that the focus on management guidance and longer-term business outlook undermined the importance of earnings surprises and estimates revisions as stock selection factors in 2003. As a result, most of our earnings factors remained anemic. Among our valuation factors, operating cash flow remained a strong preference with investors, although its effectiveness has clearly diminished from the peak of the accounting crisis. Overall, our stock selection was most favorable in the technology, consumer staples and transportation sectors, but adverse in the financial services and healthcare sectors.

In the technology sector, the fund profited from positions in computer storage device provider SANDISK CORP. and software firm MENTOR GRAPHICS CORP. early in the year and in electrical and fiberoptic connector supplier AMPHENOL later on. SanDisk reported robust financial results as both sales and earnings exceeded analysts' expectations. Its flash card business unit realized the biggest revenue increase due to strong digital camera sales. In response, analysts raised their earnings estimates and their target prices for the stock. Mentor Graphics also posted solid results. Orders grew significantly and were driven primarily from the military, communications, and consumer segments. Management expressed optimism in the business outlook and increased profit guidance for the upcoming quarters. Amphenol handily beat the consensus earnings estimate with particularly strong sales from the wireless and data-networking units. Favorable currency translation also helped boost its profit.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 113 funds in the Lipper mid-cap growth variable funds category including the reinvestment of dividends and capital gains, if any.

In the consumer staples sector, the fund benefited from positions in UNIVERSAL CORP. and DREYER'S GRAND ICE CREAM HOLDINGS, INC. Universal, which processes leaf tobacco, rose after its largest client received a favorable verdict in the appeals court on a major class-action lawsuit. Dreyer's Grand Ice Cream traded higher as the Federal Trade Commission approved its merger with another major food company.

In the auto & transportation sector, the fund profited from positions in OVERSEAS SHIPHOLDING GROUP, INC. and THE BRINK'S CO. Overseas Shipholding benefited from upward revisions in the consensus earnings estimate. Several analysts expected demand for crude oil tankers to rebound in coming months, and felt the company could realize substantial earnings increase because of its operating leverage. Brink's, which provides security services, traded higher on the approval of new liability legislations. As a part of the new Medicare drug bill, the new limit on liability claims was expected to reduce Brink's cash expenses on legacy liabilities. As a result, most analysts raised their earnings estimates for the fiscal year.

In the financial services sector, we were negatively impacted by the fund's positions in regional banks SILICON VALLEY BANCSHARES and FIRST TENNESSEE NATIONAL CORP. during specific sub-periods of 2003 when we had emphasized these stocks. Silicon Valley Bancshares announced a quarterly loss at mid-year that was larger than the consensus estimate. Its acquisition of Alliant Partners contributed to the loss because of goodwill impairment. In addition, management continued to have budgeting and expense control problems. First Tennessee National traded lower on concerns that the slowdown in mortgage banking activities could hurt earnings. The company remained heavily dependent on refinancing business, which softened significantly as mortgage rates moved higher in the third quarter. In the healthcare sector, the fund fell behind its benchmark and its peers in the mid cap universe to some extent from not owning well-performing stocks such as Ivax, Visx and Sepracor.

Thank you for your investment in the Disciplined Mid Cap Stock Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Sandip A. Bhagat

Sandip A. Bhagat
The Travelers Investment Management Company

January 28, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Gilead Sciences, Inc. (1.33%); Fidelity National Financial, Inc. (0.91%); M&T Bank Corp. (0.91%); International Rectifier Corp. (0.89%); Greenpoint Financial Corp. (0.84%); Coach, Inc. (0.82%); Williams-Sonoma, Inc. (0.80%); Synopsys, Inc. (0.79%); D.R. Horton, Inc. (0.77%); Mohawk Industries, Inc. (0.76%). Please refer to pages 51 through 60 for a list and percentage breakdown of the fund's holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISK: Investments in medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Additionally, the fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(i) The S&P MidCap 400 Index is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

(ii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
 18

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 12/31/03 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Twelve Months Ended 12/31/03           33.75%
  Five Years Ended 12/31/03               7.79
  4/1/97* through 12/31/03               13.03
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  4/1/97* through 12/31/03              128.62%
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on April 1, 1997 (commencement of operations), assuming reinvestment of dividends, through December 31, 2003, with that of a similar investment in the S&P MidCap 400 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets.

[Disciplined Mid Cap Stock Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK
                                                                         PORTFOLIO                     S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
4/1/97                                                                     10000                              10000
12/97                                                                      13438                              11512
12/98                                                                      15710                              12603
12/99                                                                      17826                              14459
12/00                                                                      20789                              16989
12/01                                                                      19950                              16885
12/02                                                                      17092                              14913
12/31/03                                                                   22862                              22164

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2003

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 36.9%
                            U.S. Treasury Notes:
$22,250,000                   1.625% due 10/31/05.......................................    $ 22,222,210
 21,350,000                   3.500% due 11/15/06.......................................      22,074,747
  4,500,000                   3.125% due 9/15/08........................................       4,498,772
  4,720,000                   3.375% due 11/15/08.......................................       4,758,907
  7,550,000                   4.750% due 11/15/08.......................................       8,084,993
  1,800,000                   6.500% due 2/15/10........................................       2,092,219
  7,400,000                   5.750% due 8/15/10........................................       8,299,566
  5,000,000                   4.250% due 11/15/13.......................................       4,996,095
--------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT OBLIGATIONS
                            (Cost -- $77,439,296).......................................      77,027,509
--------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 50.7%
--------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.2%
    200,000     BBB-        Bombardier Inc., Notes, 6.750% due 5/1/12 (b)...............         219,500
  3,800,000     BBB         Northrop Grumman Corp., Notes, 8.625% due 10/15/04..........       4,003,878
    400,000     BBB-        Raytheon Co., Notes, 5.375% due 4/1/13......................         401,409
--------------------------------------------------------------------------------------------------------
                                                                                               4,624,787
--------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.0%
  2,100,000     A3*         DaimlerChrysler North America Holding Corp., Notes,
                              4.050% due 6/4/08.........................................       2,087,788
--------------------------------------------------------------------------------------------------------
BANKING -- 3.4%
    600,000     Aa3*        Credit Suisse First Boston (USA), Inc., Notes, 6.125% due
                              11/15/11..................................................         654,265
  2,165,000     A2*         FleetBoston Financial Corp., Sub. Notes, 7.125% due
                              4/15/06...................................................       2,387,001
  2,100,000     A           J.P. Morgan Chase & Co., Sub. Notes, 5.750% due 1/2/13......       2,218,318
  1,800,000     Aa2*        US Bank NA, Notes, 2.850% due 11/15/06......................       1,809,943
--------------------------------------------------------------------------------------------------------
                                                                                               7,069,527
--------------------------------------------------------------------------------------------------------
BROKERAGE -- 3.0%
  2,100,000     Aa3*        The Goldman Sachs Group, Inc., Notes, 4.750% due 7/15/13....       2,050,467
  1,200,000     Aa3*        Merrill Lynch & Co., Medium-Term Notes, Series B, 3.375% due
                              9/14/07...................................................       1,216,550
  2,600,000     Aa3*        Morgan Stanley, Notes, 6.600% due 4/1/12....................       2,908,459
--------------------------------------------------------------------------------------------------------
                                                                                               6,175,476
--------------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.8%
  1,600,000     A-          Hutchison Whampoa International Ltd., Sr. Notes, 6.250% due
                              1/24/14 (b)...............................................       1,628,227
--------------------------------------------------------------------------------------------------------
DISTRIBUTORS -- 0.3%
    700,000     A+          Southern California Gas Co., First Mortgage Bonds, Series
                              II,
                              4.375% due 1/15/11........................................         700,894
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
ENERGY -- 5.3%
$   700,000     BBB+        Anadarko Finance Co., Sr. Notes, Series B, 6.750% due
                              5/1/11....................................................    $    794,706
    870,000     BBB         Duke Energy Field Services, LLC, Notes, 7.500% due
                              8/16/05...................................................         935,212
  3,000,000     B-          El Paso Corp., Medium-Term Notes, 6.950% due 12/15/07.......       2,898,750
  2,700,000     B-          Gemstone Investors Ltd., Sr. Notes, 7.710% due 10/31/04
                              (b).......................................................       2,740,500
  3,600,000     B+          Transcontinental Gas Pipe Line Corp., Notes, 6.125% due
                              1/15/05...................................................       3,676,500
--------------------------------------------------------------------------------------------------------
                                                                                              11,045,668
--------------------------------------------------------------------------------------------------------
FINANCE CAPTIVE -- 2.6%
                            Ford Motor Credit Co., Global Landmark Securities(TM):
  1,900,000     A3*           6.875% due 2/1/06.........................................       2,028,868
  1,300,000     A3*           7.000% due 10/1/13........................................       1,373,511
  1,800,000     A3*         General Motors Acceptance Corp., Notes, 7.250% due 3/2/11...       1,977,575
--------------------------------------------------------------------------------------------------------
                                                                                               5,379,954
--------------------------------------------------------------------------------------------------------
FINANCE NON-CAPTIVE -- 3.2%
  1,800,000     A           Diageo Finance BV, Notes, 3.000% due 12/15/06...............       1,810,681
  2,000,000     AAA         General Electric Capital Corp., Medium-Term Notes, Series A,
                              5.450% due 1/15/13........................................       2,084,358
  2,590,000     A1*         Household Finance Corp., Notes, 6.375% due 11/27/12.........       2,846,244
--------------------------------------------------------------------------------------------------------
                                                                                               6,741,283
--------------------------------------------------------------------------------------------------------
HOME CONSTRUCTION -- 0.4%
    800,000     BBB-        MDC Holdings, Inc., Sr. Notes, 5.500% due 5/15/13...........         803,133
--------------------------------------------------------------------------------------------------------
INSURANCE -- 1.7%
  1,700,000     AAA         MassMutual, Global Funding II, Notes, 2.550% due 7/15/08
                              (b).......................................................       1,627,609
  1,900,000     AA+         New York Life Global Funding, Medium-Term Notes,
                              5.375% due 9/15/13 (b)....................................       1,963,872
--------------------------------------------------------------------------------------------------------
                                                                                               3,591,481
--------------------------------------------------------------------------------------------------------
MEDIA -- 5.5%
                            Comcast Cable Communications, Inc., Exchange Notes:
    100,000     BBB           8.125% due 5/1/04.........................................         101,982
    900,000     BBB           8.500% due 5/1/27.........................................       1,157,076
  3,700,000     Baa1*       Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (b).........       4,387,704
  2,000,000     BBB-        Liberty Media Corp., Sr. Notes, 2.670% due 9/17/06 (c)......       2,023,318
  3,600,000     BBB+        Time Warner Inc., Notes, 6.150% due 5/1/07..................       3,920,476
--------------------------------------------------------------------------------------------------------
                                                                                              11,590,556
--------------------------------------------------------------------------------------------------------
PACKAGING -- 0.3%
    550,000     BBB         Sealed Air Corp., Sr. Notes, 5.625% due 7/15/13 (b).........         563,844
--------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.1%
  2,200,000     A           Wyeth, Notes, 5.500% due 2/1/14.............................       2,229,388
--------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 2.6%
    250,000     BBB-        Nationwide Health Properties, Inc., Medium-Term Notes,
                              Series C,
                              6.900% due 10/1/37........................................         255,641
  5,000,000     BBB         Post Apartment Homes, L.P., MOPPRS(SM), 6.850% due
                              3/16/15...................................................       5,204,995
--------------------------------------------------------------------------------------------------------
                                                                                               5,460,636
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
RETAILERS -- 4.0%
$ 3,900,000     Baa1*       Sears Roebuck Acceptance Corp., Medium-Term Notes, Series
                              VI,
                              4.100% due 1/7/04 (c).....................................    $  3,900,000
  4,500,000     AA          Wal-Mart Stores, Inc., Notes, 4.550% due 5/1/13.............       4,453,155
--------------------------------------------------------------------------------------------------------
                                                                                               8,353,155
--------------------------------------------------------------------------------------------------------
SOVEREIGN -- 1.0%
  2,000,000     AAA         Canada Mortgage and Housing Corp., Notes, 3.375% due
                              12/1/08...................................................       1,995,478
--------------------------------------------------------------------------------------------------------
SUPERMARKETS -- 0.7%
  1,300,000     BBB         Fred Meyer, Inc., Notes, 7.450% due 3/1/08..................       1,481,952
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.0%
  2,000,000     BBB+        Deutsche Telekom International Finance BV, Bonds,
                              8.250% due 6/15/05........................................       2,170,406
  3,400,000     A+          New York Telephone Co., Debentures, 7.000% due 8/15/25......       3,471,903
  2,700,000     BBB+        Telecom Italia Capital SA, Sr. Global Notes, 5.250% due
                              11/15/13 (b)..............................................       2,711,575
--------------------------------------------------------------------------------------------------------
                                                                                               8,353,884
--------------------------------------------------------------------------------------------------------
TOBACCO -- 0.8%
  1,700,000     BBB         Altria Group, Inc., Notes, 5.625% due 11/4/08...............       1,745,757
--------------------------------------------------------------------------------------------------------
UTILITIES -- 6.8%
    650,000     B+          CMS Energy Corp., Notes, 7.625% due 11/15/04................         672,750
  2,800,000     BBB         Pepco Holdings, Inc., Notes, 5.500% due 8/15/07.............       2,997,652
  2,900,000     Baa2*       Progress Energy, Inc., Sr. Notes, 6.050% due 4/15/07........       3,116,070
                            PSEG Energy Holdings Inc., Sr. Notes:
    900,000     BB-           9.125% due 2/10/04........................................         909,000
    750,000     BB-           8.625% due 2/15/08........................................         822,188
  1,800,000     A3*         SCANA Corp., Sr. Notes, 1.620% due 11/15/06 (c).............       1,800,718
  1,700,000     AA+         SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (b).........       1,712,976
  2,200,000     BBB-        Xcel Energy, Inc., Sr. Notes, 3.400% due 7/1/08 (b).........       2,150,678
--------------------------------------------------------------------------------------------------------
                                                                                              14,182,032
--------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES (Cost -- $102,344,496)......     105,804,900
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.8%
  1,668,314     AAA         California Infrastructure PG&E-1, Series 1997-1, Class A7,
                              6.420% due 9/25/08........................................       1,775,499
  1,000,000     AAA         Chase Funding Trust, Series 2002-2, Class 1A5,
                              5.833% due 4/25/32........................................       1,051,151
  2,500,000     AAA         DaimlerChrysler Auto Trust, Series 2001-C, Class A4,
                              4.630% due 12/6/06........................................       2,571,479
  1,700,000     AAA         Discover Card Master Trust I, Series 1996-3, Class A,
                              6.050% due 8/18/08........................................       1,829,782
  2,200,000     AAA         Ford Credit Auto Owner Trust, Series 2002-B, Class A4,
                              4.750% due 8/15/06........................................       2,285,503
    600,000     AAA         Metris Master Trust, Series 2001-1, Class A,
                              1.369% due 12/20/07 (c)...................................         600,365
  2,000,000     AAA         Toyota Auto Receivables Owner Trust, Series 2002-C, Class
                              A3,
                              2.650% due 11/15/06.......................................       2,019,218
--------------------------------------------------------------------------------------------------------
                            TOTAL ASSET-BACKED SECURITIES (Cost -- $12,233,665).........      12,132,997
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(A)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.9%
$ 1,500,000     AAA         Credit Suisse First Boston Mortgage Securities Corp., Series
                              2003-C5,
                              Class A4, 4.900% due 12/15/36.............................    $  1,503,742
  1,900,000     AAA         J.P. Morgan Chase Commercial Mortgage Securities Corp.,
                              Series 2003-CB7,
                              Class A4, 4.879% due 1/12/38..............................       1,909,462
  1,090,000     AAA         LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5,
                              4.853% due 9/15/31........................................       1,103,213
  1,450,000     AAA         Wachovia Bank Commercial Mortgage Trust, Series 2003-C6,
                              Class A3,
                              4.957% due 8/15/35........................................       1,493,043
--------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost -- $6,017,196)........................................       6,009,460
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
  7,800,000                 State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
                              at maturity -- $7,800,347; (Fully collateralized by U.S.
                              Treasury Bonds, 6.125% due 11/15/27; Market
                              value -- $7,958,230) (Cost -- $7,800,000).................       7,800,000
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100.0% (Cost -- $205,834,653**)........    $208,774,866
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(c) Variable rate security.
** Aggregate cost for Federal income tax purposes is $206,579,664.

  Abbreviation used in this schedule:

  MOPPRS(SM) -- MandatOry Par Put Remarketed Securities(SM). "MandatOry Par Put
                Remarketed Securities(SM)" and MOPPRS(SM) are service marks owned by Merrill Lynch & Co., Inc.

  See pages 61 and 62 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
STOCK -- 96.7%
-------------------------------------------------------------------------------------------
AUSTRALIA -- 1.5%
    212,838    BHP Billiton Ltd. ..........................................    $  1,953,526
-------------------------------------------------------------------------------------------
BELGIUM -- 1.5%
     96,200    Fortis (NL) N.V.+...........................................       1,932,043
-------------------------------------------------------------------------------------------
DENMARK -- 0.5%
     16,000    Novo Nordisk A/S, Class B Shares............................         651,078
-------------------------------------------------------------------------------------------
FINLAND -- 2.7%
    204,700    Nokia Oyj...................................................       3,476,039
-------------------------------------------------------------------------------------------
FRANCE -- 10.6%
     29,500    Aventis S.A. ...............................................       1,947,631
     31,000    BNP Paribas S.A. ...........................................       1,949,798
     13,700    Carrefour S.A. .............................................         751,213
     85,200    Credit Agricole S.A. .......................................       2,032,093
28,200.....    Lagardere S.C.A.+...........................................       1,626,236
     15,800    Schneider Electric S.A. ....................................       1,033,185
     22,851    Total S.A. .................................................       4,243,812
-------------------------------------------------------------------------------------------
                                                                                 13,583,968
-------------------------------------------------------------------------------------------
GERMANY -- 4.8%
     15,900    Bayerische Motoren Werke (BMW) AG...........................         736,221
    142,500    Deutsche Telekom AG*........................................       2,605,168
      5,400    Muenchener Rueckversicherungs-Gesellschaft AG...............         653,975
      1,240    Porsche AG, Preferred Shares................................         735,111
     17,500    Siemens AG+.................................................       1,400,120
-------------------------------------------------------------------------------------------
                                                                                  6,130,595
-------------------------------------------------------------------------------------------
HONG KONG -- 1.4%
    241,500    CLP Holdings Ltd. ..........................................       1,147,815
    395,000    Hong Kong & China Gas Co., Ltd. ............................         602,898
-------------------------------------------------------------------------------------------
                                                                                  1,750,713
-------------------------------------------------------------------------------------------
IRELAND -- 3.8%
     76,992    Allied Irish Banks PLC......................................       1,231,978
    142,900    Bank of Ireland.............................................       1,944,507
     82,442    CRH PLC.....................................................       1,691,050
-------------------------------------------------------------------------------------------
                                                                                  4,867,535
-------------------------------------------------------------------------------------------
ITALY -- 3.1%
    148,350    Eni S.p.A.+.................................................       2,796,228
    283,500    Snam Rete Gas S.p.A. .......................................       1,200,179
-------------------------------------------------------------------------------------------
                                                                                  3,996,407
-------------------------------------------------------------------------------------------
JAPAN -- 16.7%
     39,650    ACOM CO., LTD. .............................................       1,798,656
     55,000    CANON INC. .................................................       2,561,721
        325    East Japan Railway Co. .....................................       1,531,946
     21,900    FANUC Ltd. .................................................       1,312,344

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
JAPAN -- 16.7% (CONTINUED)
      2,500    Funai Electric Co., Ltd. ...................................    $    343,258
     39,800    HONDA MOTOR CO., LTD. ......................................       1,768,311
         52    Japan Tobacco Inc. .........................................         381,015
     37,000    Kao Corp. ..................................................         752,882
      7,600    NEC Electronics Corp. ......................................         556,158
    182,300    Nissan Motor Co., Ltd. .....................................       2,082,748
    139,000    Nomura Holdings, Inc. ......................................       2,367,807
        736    NTT DoCoMo, Inc. ...........................................       1,669,370
      5,400    ROHM CO., LTD. .............................................         633,070
     15,000    Shin-Etsu Chemical Co., Ltd. ...............................         613,245
     52,200    Takeda Chemical Industries, Ltd. ...........................       2,070,752
    272,000    TOKYO GAS Co., Ltd. ........................................         969,842
-------------------------------------------------------------------------------------------
                                                                                 21,413,125
-------------------------------------------------------------------------------------------
THE NETHERLANDS -- 7.6%
     39,700    ABN AMRO Holdings N.V. .....................................         927,872
     43,586    Heineken N.V. ..............................................       1,657,920
    313,000    Koninklijke KPN N.V.*.......................................       2,413,511
     89,272    Koninklijke (Royal) Philips Electronics N.V. ...............       2,603,873
     40,200    Royal Dutch Petroleum Co. ..................................       2,117,170
-------------------------------------------------------------------------------------------
                                                                                  9,720,346
-------------------------------------------------------------------------------------------
NORWAY -- 0.5%
     62,600    Statoil ASA.................................................         701,973
-------------------------------------------------------------------------------------------
SINGAPORE -- 2.0%
    214,700    Oversea-Chinese Banking Corp. Ltd. .........................       1,529,688
    127,624    United Overseas Bank Ltd. ..................................         991,955
-------------------------------------------------------------------------------------------
                                                                                  2,521,643
-------------------------------------------------------------------------------------------
SPAIN -- 2.6%
     42,600    Altadis, S.A. ..............................................       1,207,663
    107,200    Endesa, S.A.+...............................................       2,059,767
-------------------------------------------------------------------------------------------
                                                                                  3,267,430
-------------------------------------------------------------------------------------------
SWEDEN -- 0.5%
     19,200    Sandvik AB+.................................................         661,995
-------------------------------------------------------------------------------------------
SWITZERLAND -- 8.9%
     69,300    Compagnie Financiere Richemont AG, Class A Shares...........       1,663,469
     76,000    Credit Suisse Group.........................................       2,779,439
     21,000    Roche Holding AG............................................       2,117,312
     34,500    Swiss Reinsurance Co. ......................................       2,328,255
     36,500    UBS AG......................................................       2,498,626
-------------------------------------------------------------------------------------------
                                                                                 11,387,101
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 28.0%
    350,300    Barclays PLC................................................       3,115,574
    135,300    Boots Group PLC.............................................       1,668,885
    322,700    BP PLC......................................................       2,609,443

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 28.0% (CONTINUED)
    246,796    Cadbury Schweppes PLC.......................................    $  1,807,330
    158,574    Diageo PLC..................................................       2,080,511
    171,900    GlaxoSmithKline PLC.........................................       3,927,684
    307,307    HSBC Holdings PLC...........................................       4,816,346
     43,420    Imperial Tobacco Group PLC..................................         852,576
     84,360    Kesa Electricals PLC........................................         387,385
    484,700    Rentokil Initial PLC........................................       1,643,907
     53,800    Rio Tinto PLC...............................................       1,481,832
     97,600    Royal Bank of Scotland Group PLC............................       2,867,678
     90,200    Smiths Group PLC............................................       1,064,287
    300,300    Tesco PLC...................................................       1,381,671
    134,300    Unilever PLC................................................       1,248,406
  1,992,100    Vodafone Group PLC..........................................       4,925,061
-------------------------------------------------------------------------------------------
                                                                                 35,878,576
-------------------------------------------------------------------------------------------
               TOTAL STOCK (Cost -- $102,401,037)..........................     123,894,093
-------------------------------------------------------------------------------------------
 FACE
AMOUNT                                   SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
$ 4,260,000    State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
                 at maturity -- $4,260,189; (Fully collateralized by U.S.
                 Treasury Bonds, 6.250% due 5/15/30; Market value --
                 $4,347,750) (Cost -- $4,260,000)..........................       4,260,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0% (Cost -- $106,661,037**)........    $128,154,093
-------------------------------------------------------------------------------------------

 + All or a portion of this security is on loan (See Note 8).
 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is $108,302,611.

--------------------------------------------------------------------------------
 LOANED SECURITIES COLLATERAL                                  DECEMBER 31, 2003

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

   FACE
  AMOUNT                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
$ 7,757,565    State Street Navigator Securities Lending Trust Prime
                 Portfolio (Cost -- $7,757,565)............................    $  7,757,565
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 94.8%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.1%
      4,700   Empresa Brasileira de Aeronautica SA, Sponsored ADR.........  $    164,641
----------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.9%
     12,720   Expeditors International of Washington, Inc. ...............       479,035
     17,500   FedEx Corp. ................................................     1,181,250
----------------------------------------------------------------------------------------
                                                                               1,660,285
----------------------------------------------------------------------------------------
AIRLINES -- 1.3%
     32,900   JetBlue Airways Corp.* .....................................       872,508
     89,000   Southwest Airlines Co. .....................................     1,436,460
----------------------------------------------------------------------------------------
                                                                               2,308,968
----------------------------------------------------------------------------------------
BANKS -- 0.4%
     19,230   Investors Financial Services Corp. .........................       738,624
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.6%
     19,620   Amgen Inc.* ................................................     1,212,516
     12,900   Biogen Idec Inc.* ..........................................       474,462
      3,800   Celgene Corp.* .............................................       171,076
      5,200   Genentech, Inc.* ...........................................       486,564
     27,470   Genzyme Corp.* .............................................     1,355,370
     42,400   Gilead Sciences, Inc.* .....................................     2,465,136
      4,200   ICOS Corp.* ................................................       173,376
     14,790   Invitrogen Corp.* ..........................................     1,035,300
     16,700   Millennium Pharmaceuticals, Inc.* ..........................       311,789
      3,200   Neurocrine Biosciences, Inc.* ..............................       174,528
----------------------------------------------------------------------------------------
                                                                               7,860,117
----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.3%
      5,100   American Standard Cos. Inc.* ...............................       513,570
----------------------------------------------------------------------------------------
CHEMICALS -- 0.7%
      7,200   Lyondell Chemical Co. ......................................       122,040
     28,580   Praxair, Inc. ..............................................     1,091,756
----------------------------------------------------------------------------------------
                                                                               1,213,796
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 6.3%
      5,100   Alliance Data Systems Corp.* ...............................       141,168
      7,300   Apollo Group, Inc., Class A Shares* ........................       496,400
     56,450   ARAMARK Corp., Class B Shares ..............................     1,547,859
     38,700   Career Education Corp.* ....................................     1,550,709
     75,210   Cendant Corp.* .............................................     1,674,927
     13,500   Corinthian Colleges, Inc.* .................................       750,060
     11,400   The Corporate Executive Board Co.* .........................       532,038
     35,850   DST Systems, Inc.* .........................................     1,497,096
        484   Employee Solutions, Inc.* ..................................             1
     21,710   Fiserv, Inc.* ..............................................       857,762
     13,420   Manpower Inc. ..............................................       631,814
     28,900   Monster Worldwide, Inc.* ...................................       634,644

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 6.3% (CONTINUED)
      9,300   Paychex, Inc. ..............................................  $    345,960
     11,100   Robert Half International Inc.* ............................       259,074
----------------------------------------------------------------------------------------
                                                                              10,919,512
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 5.8%
     37,200   Adtran, Inc. ...............................................     1,153,200
     12,900   Andrew Corp.* ..............................................       148,479
     37,700   CIENA Corp.* ...............................................       250,328
    149,178   Cisco Systems, Inc.* .......................................     3,623,534
     52,600   Corning Inc.* ..............................................       548,618
     25,800   Juniper Networks, Inc.* ....................................       481,944
     43,300   NetScreen Technologies, Inc.* ..............................     1,071,675
     85,300   Nokia Oyj, Sponsored ADR....................................     1,450,100
    245,100   Nortel Networks Corp.* .....................................     1,036,773
      9,400   Scientific-Atlanta, Inc. ...................................       256,620
----------------------------------------------------------------------------------------
                                                                              10,021,271
----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.3%
     31,400   Apple Computer, Inc.* ......................................       671,018
     75,470   Dell Inc.* .................................................     2,562,961
     48,900   Hewlett-Packard Co. ........................................     1,123,233
        230   International Business Machines Corp. ......................        21,316
     20,000   NVIDIA Corp.* ..............................................       465,000
     46,700   Seagate Technology* ........................................       882,630
----------------------------------------------------------------------------------------
                                                                               5,726,158
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 6.0%
      3,500   Affiliated Managers Group* .................................       243,565
     37,800   Ameritrade Holding Corp.* ..................................       531,846
     40,600   Franklin Resources, Inc. ...................................     2,113,636
     16,560   The Goldman Sachs Group, Inc. ..............................     1,634,969
      8,700   Legg Mason, Inc. ...........................................       671,466
     32,400   Merrill Lynch & Co., Inc. ..................................     1,900,260
     34,757   NTL Inc.* ..................................................     2,424,301
     20,200   SLM Corp. ..................................................       761,136
----------------------------------------------------------------------------------------
                                                                              10,281,179
----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
      7,800   SpectraSite, Inc.* .........................................       271,050
----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
     17,490   Rockwell Automation, Inc. ..................................       622,644
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.0%
      3,200   Amphenol Corp., Class A Shares* ............................       204,576
     69,700   Flextronics International Ltd.* ............................     1,034,348
     37,000   Ingram Micro Inc., Class A Shares* .........................       588,300
     27,500   Thermo Electron Corp.* .....................................       693,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.0% (CONTINUED)
     23,500   Vishay Intertechnology, Inc.* ..............................  $    538,150
      8,980   Waters Corp.* ..............................................       297,777
----------------------------------------------------------------------------------------
                                                                               3,356,151
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.7%
     29,470   BJ Services Co.* ...........................................     1,057,973
      7,820   Cooper Cameron Corp.* ......................................       364,412
     15,800   GlobalSantaFe Corp. ........................................       392,314
      9,600   Nabors Industries, Ltd.* ...................................       398,400
     11,200   Rowan Cos., Inc.* ..........................................       259,504
     10,800   Smith International, Inc.* .................................       448,416
----------------------------------------------------------------------------------------
                                                                               2,921,019
----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 2.3%
     33,190   CVS Corp. ..................................................     1,198,823
     95,800   Rite Aid Corp.* ............................................       578,632
     23,200   Sysco Corp. ................................................       863,736
     37,060   Walgreen Co. ...............................................     1,348,243
----------------------------------------------------------------------------------------
                                                                               3,989,434
----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.2%
      4,880   Hershey Foods Corp. ........................................       375,711
----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 6.8%
     15,600   Alcon, Inc. ................................................       944,424
     13,100   Apogent Technologies, Inc.* ................................       301,824
     30,800   Applera Corp. -- Applied Biosystems Group...................       637,868
     28,700   Baxter International, Inc. .................................       875,924
     18,000   C.R. Bard, Inc. ............................................     1,462,500
     87,180   Cytyc Corp.* ...............................................     1,199,597
     16,520   DENTSPLY International Inc. ................................       746,208
     32,500   Fisher Scientific International Inc.* ......................     1,344,525
     20,470   Guidant Corp. ..............................................     1,232,294
     34,260   Medtronic, Inc. ............................................     1,665,379
     24,510   Millipore Corp.* ...........................................     1,055,155
     12,800   Thoratec Corp.* ............................................       166,528
----------------------------------------------------------------------------------------
                                                                              11,632,226
----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 2.4%
     23,700   AmerisourceBergen Corp. ....................................     1,330,755
     17,900   Cardinal Health, Inc. ......................................     1,094,764
     50,520   Caremark Rx, Inc.* .........................................     1,279,672
     29,500   Tenet Healthcare Corp.* ....................................       473,475
----------------------------------------------------------------------------------------
                                                                               4,178,666
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 3.4%
     22,600   Carnival Corp. .............................................       897,898
     12,000   The Cheesecake Factory Inc.* ...............................       528,360
     16,100   Darden Restaurants, Inc. ...................................       338,744

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 3.4% (CONTINUED)
      5,600   Four Seasons Hotels, Inc. ..................................  $    286,440
     27,300   Hilton Hotels Corp. ........................................       467,649
        600   Orbitz, Inc.* ..............................................        13,920
     29,400   Outback Steakhouse, Inc. ...................................     1,299,774
     13,900   Royal Caribbean Cruises Ltd. ...............................       483,581
     42,550   Starwood Hotels & Resorts Worldwide, Inc. ..................     1,530,524
----------------------------------------------------------------------------------------
                                                                               5,846,890
----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
      8,200   Toll Brothers, Inc.* .......................................       326,032
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.8%
    115,400   Tyco International Ltd. ....................................     3,058,100
----------------------------------------------------------------------------------------
INSURANCE -- 0.7%
     24,000   Marsh & McLennan Cos., Inc. ................................     1,149,360
----------------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 1.5%
     25,900   eBay Inc.* .................................................     1,672,881
     27,050   InterActiveCorp* ...........................................       917,806
----------------------------------------------------------------------------------------
                                                                               2,590,687
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.3%
     45,600   Akamai Technologies, Inc.* .................................       490,200
----------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 1.0%
     29,710   Affiliated Computer Services Inc., Class A Shares* .........     1,618,007
      8,960   SunGard Data Systems Inc.* .................................       248,282
----------------------------------------------------------------------------------------
                                                                               1,866,289
----------------------------------------------------------------------------------------
MACHINERY -- 0.6%
     13,200   Illinois Tool Works Inc. ...................................     1,107,612
----------------------------------------------------------------------------------------
MEDIA -- 10.5%
     24,200   Citadel Broadcasting Co.* ..................................       541,354
     40,980   Clear Channel Communications, Inc. .........................     1,919,093
     81,030   Comcast Corp., Class A Shares* .............................     2,663,456
      6,930   The E.W. Scripps Co., Class A Shares........................       652,390
     82,980   EchoStar Communications Corp., Class A Shares* .............     2,821,320
     32,030   Entercom Communications Corp.* .............................     1,696,309
     16,700   Getty Images, Inc.* ........................................       837,171
      6,370   Lamar Advertising Co.* .....................................       237,728
     11,400   Lin TV Corp., Class A Shares* ..............................       294,234
     15,530   Meredith Corp. .............................................       758,019
     67,300   Time Warner Inc.* ..........................................     1,210,727
     27,640   Viacom Inc., Class B Shares.................................     1,226,663
     55,100   The Walt Disney Co. ........................................     1,285,483
     54,140   Westwood One, Inc.* ........................................     1,852,129
----------------------------------------------------------------------------------------
                                                                              17,996,076
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.6%
     23,080   Kohl's Corp.* ..............................................  $  1,037,215
     43,670   Target Corp. ...............................................     1,676,928
----------------------------------------------------------------------------------------
                                                                               2,714,143
----------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
      2,300   Zebra Technologies Corp., Class A Shares* ..................       152,651
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.8%
     19,240   Avon Products, Inc. ........................................     1,298,508
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.7%
     24,400   Johnson & Johnson...........................................     1,260,504
      9,550   K-V Pharmaceutical Co., Class A Shares* ....................       243,525
     18,100   Medicis Pharmaceutical Corp., Class A Shares................     1,290,530
     23,820   Teva Pharmaceutical Industries Ltd., Sponsored ADR..........     1,350,832
     10,000   Watson Pharmaceuticals, Inc.* ..............................       460,000
----------------------------------------------------------------------------------------
                                                                               4,605,391
----------------------------------------------------------------------------------------
ROAD AND RAIL -- 0.2%
     16,520   Swift Transportation Co., Inc.* ............................       347,250
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 8.4%
    521,400   Agere Systems, Inc., Class B Shares* .......................     1,512,060
     55,310   Analog Devices, Inc.* ......................................     2,524,902
     11,200   Cymer, Inc.* ...............................................       517,328
     39,700   Intel Corp. ................................................     1,278,340
     11,780   Linear Technology Corp. ....................................       495,585
     32,600   Marvell Technology Group Ltd.* .............................     1,236,518
      8,700   Microchip Technology Inc. ..................................       290,232
     27,770   Novellus Systems, Inc.* ....................................     1,167,728
     29,900   PMC-Sierra, Inc.* ..........................................       602,485
    100,300   Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
              ADR* .......................................................     1,027,072
     55,800   Texas Instruments Inc. .....................................     1,639,404
     55,500   Xilinx, Inc.* ..............................................     2,150,070
----------------------------------------------------------------------------------------
                                                                              14,441,724
----------------------------------------------------------------------------------------
SOFTWARE -- 8.1%
    101,400   Amdocs Ltd.* ...............................................     2,279,472
      5,300   Ascential Software Corp.* ..................................       137,429
     37,780   BEA Systems, Inc.* .........................................       464,694
     21,800   Cognos, Inc.* ..............................................       667,516
     14,400   Mercury Interactive Corp.* .................................       700,416
      2,900   MICROS Systems, Inc.* ......................................       125,744
    136,820   Microsoft Corp. ............................................     3,768,023
     32,890   Network Associates, Inc.* ..................................       494,666
     85,830   Oracle Corp.* ..............................................     1,132,956
     15,100   SAP AG, Sponsored ADR.......................................       627,556

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SOFTWARE -- 8.1% (CONTINUED)
    e50,200   Symantec Corp.* ............................................  $  1,739,430
     49,390   VERITAS Software Corp.* ....................................     1,835,332
----------------------------------------------------------------------------------------
                                                                              13,973,234
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.5%
     11,700   Best Buy Co., Inc. .........................................       611,208
     18,130   The Home Depot, Inc. .......................................       643,434
      4,100   HOT Topic, Inc.* ...........................................       120,786
     20,690   Office Depot, Inc.* ........................................       345,730
      6,300   Pacific Sunwear of California, Inc.* .......................       133,056
     25,190   PETsMART, Inc. .............................................       599,522
     69,500   Ross Stores, Inc. ..........................................     1,836,885
     45,200   Staples, Inc.* .............................................     1,233,960
     11,230   The Talbots, Inc. ..........................................       345,659
     17,000   Tiffany & Co. ..............................................       768,400
     30,300   Williams-Sonoma, Inc.* .....................................     1,053,531
----------------------------------------------------------------------------------------
                                                                               7,692,171
----------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.7%
      6,200   Coach, Inc.* ...............................................       234,050
     24,700   Reebok International Ltd. ..................................       971,204
----------------------------------------------------------------------------------------
                                                                               1,205,254
----------------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
      5,400   W.W. Grainger, Inc. ........................................       255,906
----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.9%
     18,200   America Movil SA de C.V., Sponsored ADR.....................       497,588
     83,020   American Tower Corp., Class A Shares* ......................       898,276
     35,200   Nextel Communications, Inc., Class A Shares* ...............       987,712
     34,196   Vodafone Group PLC, Sponsored ADR...........................       856,268
----------------------------------------------------------------------------------------
                                                                               3,239,844
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $134,833,302)...................   163,112,344
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 3.1%
----------------------------------------------------------------------------------------
GERMANY -- 1.1%
     39,300   Bayerische Motoren Werke (BMW) AG...........................     1,819,715
----------------------------------------------------------------------------------------
SWITZERLAND -- 0.7%
     25,170   Novartis AG* ...............................................     1,142,242
----------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.3%
     47,300   AstraZeneca PLC.............................................     2,262,802
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $4,231,729)....................     5,224,759
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         MFS EMERGING GROWTH PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.1%
$3,675,000   Federal Home Loan Bank, Discount Notes, 0.010% due 1/2/04
             (Cost -- $3,674,923)........................................  $  3,674,923
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0% (Cost -- $142,739,954**)          $172,012,026
---------------------------------------------------------------------------------------

 *Non-income producing security.
** Aggregate cost for Federal income tax purposes is $146,345,491.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 96.8%
----------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.5%
$  175,000   B            Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11.....    $   193,375
    75,000   B            DRS Technologies Inc., Sr. Sub. Notes, 6.875% due 11/1/13 (b)....         77,437
   125,000   B+           Gencorp Inc., Sr. Sub. Notes, 9.500% due 8/15/13 (b).............        130,313
                          Hexcel Corp.:
    50,000   B              Sr. Secured Notes, 9.875% due 10/1/08..........................         56,625
   350,000   CCC+           Sr. Sub. Notes, 9.750% due 1/15/09.............................        368,375
    75,000   BB-          L-3 Communications Corp., Sr. Sub. Notes, 6.125% due 1/15/14
                            (b)............................................................         75,563
   175,000   B-           Transdigm Inc., Sr. Sub. Notes, 8.375% due 7/15/11...............        187,031
----------------------------------------------------------------------------------------------------------
                                                                                                 1,088,719
----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 4.2%
    50,000   CCC+         Accuride Corp., Sr. Sub. Notes, Series B, 9.250% due 2/1/08......         51,625
   200,000   B2*          Advanced Accessory Systems, Sr. Notes, 10.750% due 6/15/11.......        221,250
   250,000   BBB-         American Axle & Manufacturing Inc., Sr. Sub. Notes, 9.750% due
                            3/1/09.........................................................        265,625
                          Arvin Industries, Inc., Notes:
   100,000   Baa3*          6.750% due 3/15/08.............................................        105,500
   100,000   Baa3*          7.125% due 3/15/09.............................................        106,500
    75,000   Baa3*        Arvinmeritor Inc., Sr. Notes, 8.750% due 3/1/12..................         86,250
    50,000   BB           Dana Corp., Notes, 9.000% due 8/15/11............................         60,500
                          General Motors Corp.:
   325,000   Baa1*          Debentures, 8.375% due 7/15/33.................................        378,398
   275,000   Baa1*          Sr. Notes, 7.125% due 7/15/13..................................        302,113
                          Lear Corp., Sr. Notes, Series B:
   100,000   BBB-           7.960% due 5/15/05.............................................        107,500
   400,000   BBB-           8.110% due 5/15/09.............................................        472,500
   275,000   B            Stoneridge Inc., Sr. Notes, 11.500% due 5/1/12...................        325,875
   400,000   B+           TRW Automotive Inc., Sr. Sub. Notes, 11.000% due 2/15/13.........        473,000
   150,000   B            United Components Inc., Sr. Sub. Notes, 9.375% due 6/15/13.......        164,625
----------------------------------------------------------------------------------------------------------
                                                                                                 3,121,261
----------------------------------------------------------------------------------------------------------
BUILDING AND MATERIALS -- 1.8%
   100,000   B            American Builders & Contractors Supply Co., Sr. Sub. Notes,
                            Series B, 10.625% due 5/15/07..................................        104,000
   125,000   B-           Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12....        137,500
   200,000   B            Collins & Aikman Floorcovering Inc., Sr. Sub. Notes, 9.750% due
                            2/15/10........................................................        215,000
   150,000   CCC          MMI Products, Inc., Sr. Sub. Notes, Series B, 11.250% due
                            4/15/07........................................................        123,000
   225,000   B            NCI Building Systems, Inc., Sr. Sub. Notes, Series B, 9.250% due
                            5/1/09.........................................................        237,938
   125,000   B-           Norcraft Co., Sr. Sub. Notes, 9.000% due 11/1/11 (b).............        135,625
   275,000   B-           Nortek Holdings Inc., Sr. Notes, zero coupon due 5/15/11 (b).....        200,063
   150,000   B+           Nortek Inc., Sr. Notes, Series B, 9.125% due 9/1/07..............        155,812
----------------------------------------------------------------------------------------------------------
                                                                                                 1,308,938
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CHEMICALS AND PLASTICS -- 4.1%
$  225,000   B-           Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due
                            8/15/11........................................................    $   253,125
   250,000   BB-          Equistar Chemical, L.P., Sr. Notes, 10.125% due 9/1/08...........        275,000
   125,000   BB+          FMC Corp., Secured Notes, 10.250% due 11/1/09....................        146,875
   125,000   NR           General Chemical Industrial Products Inc., Sr. Sub. Notes,
                            10.625% due 5/1/09 (d).........................................         23,125
   100,000   B            Huntsman Advanced Materials, Sr. Secured Notes, 11.000% due
                            7/15/10 (b)....................................................        111,000
   375,000   CCC+         Huntsman ICI Chemicals, Sr. Sub. Notes, 10.125% due 7/1/09.......        388,125
   150,000   B            Koppers Inc., Sr. Notes, 9.875% due 10/15/13 (b).................        166,125
    50,000   B            Kraton Polymers LLC, Sr. Sub. Notes, 8.125% due 1/15/14 (b)......         52,250
                          Lyondell Chemical Co.:
   225,000   BB-            Sr. Secured Notes, 9.500% due 12/15/08.........................        236,250
   150,000   BB-            Sr. Secured Notes, Series B, 9.875% due 5/1/07.................        159,000
   250,000   B              Sr. Sub. Notes, 10.875% due 5/1/09.............................        257,500
   175,000   B-           Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13 (b)...............        186,375
   125,000   CCC+         Rhodia SA, Sr. Sub. Notes, 8.875% due 6/1/11 (b).................        115,625
                          Salt Holdings Corp.:
   150,000   B-             Sr. Discount Notes, step bond to yield 12.751% due 12/15/12
                            (b)............................................................        119,250
   275,000   B-             Sr. Sub. Discount Notes, step bond to yield 11.996% due 6/1/13
                            (b)............................................................        191,125
   150,000   NR           Texas Petrochemicals Corp., Sr. Sub. Notes, 11.125% due 7/1/06
                            (d)............................................................         48,750
                          Union Carbide Chemicals & Plastics:
    50,000   BBB-           Debentures, 7.875% due 4/1/23..................................         45,250
   200,000   BBB-           Sr. Notes, 8.750% due 8/1/22...................................        192,000
    75,000   BBB-         Union Carbide Corp., Debentures, 6.790% due 6/1/25...............         74,250
----------------------------------------------------------------------------------------------------------
                                                                                                 3,041,000
----------------------------------------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 2.3%
   175,000   BB           AGCO Corp., Sr. Notes, 9.500% due 5/1/08.........................        192,500
   400,000   BB-          Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b)..........        450,000
   150,000   NR           Clark Material Handling Co., Sr. Notes, Series D, 10.750% due
                            11/15/06 (d)...................................................            765
                          Columbus McKinnon Corp.:
    50,000   B-             Sr. Secured Notes, 10.000% due 8/1/10..........................         53,500
   225,000   CCC+           Sr. Sub. Notes, 8.500% due 4/1/08..............................        211,500
    75,000   B-           Great Lakes Dredge & Dock, Sr. Sub. Notes, 7.750% due 12/15/13
                            (b)............................................................         77,531
   150,000   BB-          Nationsrent Inc., Sr. Secured Notes, 9.500% due 10/15/10 (b).....        162,000
                          United Rentals Inc., Series B:
   375,000   BB-            Sr. Notes, 10.750% due 4/15/08.................................        423,750
   150,000   B+             Sr. Sub. Notes, 9.000% due 4/1/09..............................        159,563
----------------------------------------------------------------------------------------------------------
                                                                                                 1,731,109
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 5.1%
   250,000   B+           American Achievement Corp., Sr. Notes, Series B, 11.625% due
                            1/1/07.........................................................        276,250
   325,000   BB+          American Greetings Corp., Sr. Sub. Notes, 11.750% due 7/15/08....        377,000
   175,000   B            Amscan Holdings, Inc., Sr. Sub. Notes, 9.875% due 12/15/07.......        181,780
   175,000   B            Armkel LLC, Sr. Sub. Notes, 9.500% due 8/15/09...................        192,938

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 5.1% (CONTINUED)
$   50,000   B-           Bombardier Recreational Products, Sr. Sub. Notes, 8.375% due
                            12/15/13 (b)...................................................    $    52,500
   300,000   B2*          Chattem Inc., Sr. Sub. Notes, Series B, 8.875% due 4/1/08........        310,500
    50,000   B-           Commemorative Brands, Sr. Sub. Notes, 11.000% due 1/15/07........         50,750
    50,000   D            Diamond Brands Operating Corp., Sr. Sub. Notes, 10.125% due
                            4/15/08 (d)....................................................              5
   150,000   B-           Icon Health & Fitness Inc., Sr. Sub. Notes, 11.250% due 4/1/12...        164,250
   325,000   B-           Jarden Corp., Sr. Sub. Notes, 9.750% due 5/1/12..................        359,125
   350,000   B-           Jostens Holding Corp., Sr. Discount Notes, step bond to yield
                            10.241% due 12/1/13 (b)........................................        221,375
   200,000   B-           Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10.................        228,250
   250,000   CCC+         Playtex Products Inc., Sr. Sub. Notes, 9.375% due 6/1/11.........        253,750
                          Sealy Mattress Co.:
    75,000   B-             Sr. Sub. Discount Notes, Series B, 10.875% due 12/15/07........         78,188
   225,000   B-             Sr. Sub. Notes, Series B, 9.875% due 12/15/07..................        234,000
    50,000   B-           Simmons Co., Sr. Sub. Notes, 7.875% due 1/15/14 (b)..............         50,500
   200,000   B-           Tempur-Pedic Inc., Sr. Sub. Notes, 10.250% due 8/15/10 (b).......        224,000
   150,000   B-           True Temper Sports Inc., Sr. Sub. Notes, Series B, 10.875% due
                            12/1/08........................................................        159,750
   350,000   B-           United Industries Corp., Sr. Sub. Notes, Series D, 9.875% due
                            4/1/09.........................................................        368,375
----------------------------------------------------------------------------------------------------------
                                                                                                 3,783,286
----------------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.8%
   100,000   B            Amsted Industries Inc., Sr. Notes, 10.250% due 10/15/11 (b)......        111,000
                          Tyco International Group S.A., Notes:
    75,000   BBB-           6.375% due 6/15/05.............................................         79,312
   525,000   BBB-           6.375% due 2/15/06.............................................        561,750
   575,000   BBB-           5.800% due 8/1/06..............................................        610,938
----------------------------------------------------------------------------------------------------------
                                                                                                 1,363,000
----------------------------------------------------------------------------------------------------------
ENERGY -- 2.5%
   175,000   BB           Citgo Petroleum Corp., Sr. Notes, 11.375% due 2/1/11.............        203,875
   225,000   B            Compton Petroleum Corp., Sr. Notes, Series A, 9.900% due
                            5/15/09........................................................        246,375
   200,000   CCC+         Continental Resources, Inc., Sr. Sub. Notes, 10.250% due
                            8/1/08.........................................................        202,000
   225,000   B-           Lone Star Technologies, Inc., Sr. Sub. Notes, Series B, 9.000%
                            due 6/1/11.....................................................        223,875
    75,000   B+           Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12.....         85,500
   150,000   BB-          Petroleum Helicopters Inc., Sr. Notes, Series B, 9.375% due
                            5/1/09.........................................................        160,125
   275,000   BB           Pogo Producing Co., Sr. Sub. Notes, Series B, 10.375% due
                            2/15/09........................................................        292,875
   200,000   B            Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12..............        221,000
                          Tesoro Petroleum Corp.:
    50,000   BB             Sr. Secured Notes, 8.000% due 4/15/08..........................         53,375
   175,000   B              Sr. Sub. Notes, Series B, 9.625% due 11/1/08...................        187,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,876,250
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 3.1%
   300,000   CCC+         AMC Entertainment Inc., Sr. Sub. Notes, 9.875% due 2/1/12........        335,250
   150,000   B3*          AMF Bowling Worldwide Inc., Sr. Sub. Notes, 13.000% due 9/1/08
                            (c)............................................................        168,937
   150,000   B-           Cinemark USA Inc., Sr. Sub. Notes, 9.000% due 2/1/13.............        169,500
   225,000   B+           Intrawest Corp., Sr. Notes, 10.500% due 2/1/10...................        249,750
   200,000   B            Regal Cinemas, Inc., Sr. Sub. Notes, Series B, 9.375% due
                            2/1/12.........................................................        227,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 3.1% (CONTINUED)
                          Six Flags Inc., Sr. Notes:
$  150,000   B-             9.750% due 4/15/13.............................................    $   158,625
    50,000   B-             9.625% due 6/1/14 (b)..........................................         52,500
   400,000   B-           Universal City Development Partners, Sr. Notes, 11.750% due
                            4/1/10 (b).....................................................        470,000
                          Vivendi Universal SA, Sr. Notes:
   250,000   BB             6.250% due 7/15/08 (b).........................................        265,938
   200,000   BB             9.250% due 4/15/10 (b).........................................        238,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,335,500
----------------------------------------------------------------------------------------------------------
ENVIRONMENTAL -- 1.8%
                          Allied Waste North America Inc., Series B:
   625,000   BB-            Sr. Notes, 7.625% due 1/1/06...................................        660,938
   150,000   BB-            Sr. Notes, 7.875% due 1/1/09...................................        157,125
   100,000   B+             Sr. Sub. Notes, 10.000% due 8/1/09.............................        108,500
   175,000   B-           Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due 12/15/13
                            (b)............................................................        180,468
   175,000   B            Synagro Technologies Inc., Sr. Sub. Notes, 9.500% due 4/1/09.....        190,750
----------------------------------------------------------------------------------------------------------
                                                                                                 1,297,781
----------------------------------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 0.4%
    50,000   B+           CBRE Escrow Inc., Sr. Notes, 9.750% due 5/15/10 (b)..............         55,750
   200,000   B            Dollar Financial Group, Sr. Notes, 9.750% due 11/15/11 (b).......        208,000
----------------------------------------------------------------------------------------------------------
                                                                                                   263,750
----------------------------------------------------------------------------------------------------------
FINANCIAL -- OTHER -- 1.0%
   660,000   B1*          Targeted Return Index Sector, Trains HY-2003-1, Secured Notes,
                            due 5/15/13 (b)................................................        731,555
----------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 5.4%
    63,000   B-           AgriLink Foods Inc., Sr. Sub. Notes, 11.875% due 11/1/08.........         67,250
   250,000   B            American Seafood Group LLC, Sr. Sub. Notes, 10.125% due
                            4/15/10........................................................        298,438
   150,000   B-           B&G Foods, Inc., Sr. Sub. Notes, Series D, 9.625% due 8/1/07.....        155,438
                          Constellation Brands, Inc., Series B:
   150,000   BB             Sr. Notes, 8.000% due 2/15/08..................................        167,250
    50,000   B+             Sr. Sub. Notes, 8.125% due 1/15/12.............................         55,000
   200,000   B+           Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11.........        217,000
   400,000   B            Del Monte Corp., Sr. Sub. Notes, 9.125% due 12/15/12.............        440,000
                          Dole Foods Co., Sr. Notes:
   275,000   BB-            8.625% due 5/1/09..............................................        303,188
   175,000   BB-            7.250% due 6/15/10.............................................        181,125
   300,000   CCC+         Eagle Family Foods Holdings, Inc., Sr. Sub. Notes, Series B,
                            8.750% due 1/15/08.............................................        220,500
   225,000   B-           Land O' Lakes, Inc., Sr. Notes, 8.750% due 11/15/11..............        198,000
   125,000   B-           Michael Foods Inc., Sr. Sub. Notes, 8.000% due 11/15/13 (b)......        130,938
   125,000   B            National Beef Packing Co. LLC, Sr. Notes, 10.500% due 8/1/11
                            (b)............................................................        129,375
   150,000   NR           New World Pasta Co., Sr. Sub. Notes, 9.250% due 2/15/09..........         39,750
   275,000   BB-          Pilgrim's Pride Corp., Sr. Notes, 9.625% due 9/15/11.............        303,875
   225,000   B+           PPC Escrow Corp., Sr. Sub. Notes, 9.250% due 11/15/13 (b)........        234,000
   200,000   B-           Reddy Ice Group, Inc., Sr. Sub. Notes, 8.875% due 8/1/11 (b).....        213,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 5.4% (CONTINUED)
                          Smithfield Foods Inc., Sr. Notes:
$  200,000   BB             7.750% due 5/15/13.............................................    $   209,000
   250,000   BB             Series B, 8.000% due 10/15/09..................................        265,000
    75,000   B            Swift & Co., Sr. Sub. Notes, 12.500% due 1/1/10 (b)..............         80,625
    75,000   B            United Agricultural Products Inc., Sr. Notes, 8.250% due 12/15/11
                            (b)............................................................         77,438
----------------------------------------------------------------------------------------------------------
                                                                                                 3,986,190
----------------------------------------------------------------------------------------------------------
GAMING -- 7.2%
                          Boyd Gaming Corp., Sr. Sub. Notes:
   100,000   B+             8.750% due 4/15/12.............................................        110,250
   175,000   B+             7.750% due 12/15/12............................................        188,125
   200,000   B            Coast Hotels & Casino, Inc., Sr. Sub. Notes, 9.500% due 4/1/09...        212,500
   500,000   BB+          Harrah's Operating Co., Inc., Sr. Sub. Notes, 7.875% due
                            12/15/05.......................................................        545,000
   225,000   B            Isle of Capri Casinos, Inc., Sr. Sub. Notes, 9.000% due
                            3/15/12........................................................        251,438
   150,000   B            Majestic Star Casino LLC, Sr. Secured Notes,
                            9.500% due 10/15/10 (b)........................................        154,500
                          Mandalay Resort Group:
   125,000   BB+            Sr. Notes, 9.500% due 8/1/08...................................        146,563
   475,000   BB-            Sr. Sub. Notes, Series B, 10.250% due 8/1/07...................        551,000
                          MGM MIRAGE:
   150,000   BB+            Sr. Notes, 8.500% due 9/15/10..................................        172,875
   475,000   BB-            Sr. Sub. Notes, 9.750% due 6/1/07..............................        543,875
   200,000   BB-            Sr. Sub. Notes, 8.375% due 2/1/11..............................        227,500
                          Mohegan Tribal Gaming Authority, Sr. Sub. Notes:
    25,000   BB-            8.375% due 7/1/11..............................................         27,375
   250,000   BB-            8.000% due 4/1/12..............................................        271,875
   200,000   B+           MTR Gaming Group, Sr. Notes, 9.750% due 4/1/10...................        215,000
                          Park Place Entertainment Corp., Sr. Sub. Notes:
   275,000   BB-            7.875% due 3/15/10.............................................        305,938
   250,000   BB-            8.125% due 5/15/11.............................................        281,563
                          Penn National Gaming, Inc., Sr. Sub. Notes:
    50,000   B              8.875% due 3/15/10.............................................         54,500
   175,000   B              Series B, 11.125% due 3/1/08...................................        197,313
    50,000   B            Poster Financial Group Inc., Sr. Secured Notes, 8.750% due
                            12/1/11 (b)....................................................         53,125
    75,000   B+           River Rock Entertainment, Sr. Notes, 9.750% due 11/1/11 (b)......         81,000
   250,000   B+           Sun International Hotels Ltd., Sr. Sub. Notes, 8.875% due
                            8/15/11........................................................        274,375
   225,000   B-           Venetian Casino Resort LLC/Las Vegas Sands Inc., Mortgage Notes,
                            11.000% due 6/15/10............................................        262,125
   175,000   CCC+         Wynn Las Vegas LLC/Corp., Second Mortgage, 12.000% due 11/1/10...        206,935
----------------------------------------------------------------------------------------------------------
                                                                                                 5,334,750
----------------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.4%
   275,000   B-           Ameripath Inc., Sr. Sub. Notes, 10.500% due 4/1/13...............        294,250
   150,000   B-           Ardent Health Services Inc., Sr. Sub. Notes, 10.000% due 8/15/13
                            (b)............................................................        164,250
   175,000   B-           Concentra Operating Corp., Sr. Secured Notes, 9.500% due
                            8/15/10........................................................        189,875
   275,000   B+           Fisher Scientific International, Sr. Notes, 8.000% due 9/1/13
                            (b)............................................................        296,313
   100,000   B-           Hanger Orthopedic Group, Sr. Notes, 10.375% due 2/15/09..........        114,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.4% (CONTINUED)
                          HCA Inc., Notes:
$  350,000   BBB-           6.910% due 6/15/05.............................................    $   368,807
   200,000   BBB-           5.250% due 11/6/08.............................................        204,044
   375,000   BBB-           8.750% due 9/1/10..............................................        447,105
   100,000   B            Kinetic Concepts Inc., Sr. Sub. Notes, 7.375% due 5/15/13 (b)....        103,500
   100,000   D            Magellan Health Services, Inc., Sr. Notes, 9.375% due 11/15/07
                            (b)(d).........................................................        105,500
   200,000   BBB          Manor Care Inc., Sr. Notes, 8.000% due 3/1/08....................        227,000
   150,000   B            Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due
                            6/15/12........................................................        163,874
   250,000   B-           Universal Hospital Services Inc., Sr. Notes, 10.125% due 11/1/11
                            (b)............................................................        263,750
   300,000   CCC+         Vanguard Health Systems, Inc., Sr. Sub. Notes, 9.750% due
                            8/1/11.........................................................        327,000
----------------------------------------------------------------------------------------------------------
                                                                                                 3,269,268
----------------------------------------------------------------------------------------------------------
INDUSTRIAL -- OTHER -- 4.1%
   225,000   B-           Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12.......        261,280
   200,000   BB+          Briggs & Stratton Corp., Sr. Notes, 8.875% due 3/15/11...........        236,000
   200,000   B            Cabot Safety Corp., Sr. Sub. Notes, 12.500% due 7/15/05..........        205,000
   400,000   B-           Eagle-Picher Inc., Sr. Notes, 9.750% due 9/1/13 (b)..............        434,000
                          Foamex L.P.:
   125,000   B-             Sr. Secured Notes, 10.750% due 4/1/09..........................        119,688
   100,000   CCC+           Sr. Sub. Notes, 9.875% due 6/15/07.............................         80,000
    50,000   B            General Cable Corp., Sr. Notes, 9.500% due 11/15/10 (b)..........         53,750
    50,000   NR           Glenoit Corp., Sr. Sub. Notes, 11.000% due 4/15/07 (d)(f)........          1,000
   200,000   B+           Greif Bros. Corp., Sr. Sub. Notes, 8.875% due 8/1/12.............        221,000
   175,000   B            Hines Nurseries Inc., Sr. Notes, 10.250% due 10/1/11 (b).........        191,625
   225,000   B-           Interline Brands Inc., Sr. Sub. Notes, 11.500% due 5/15/11.......        249,188
                          Neenah Corp.:
   191,000   CCC+           Sr. Secured Notes, 11.000% due 9/30/10 (b).....................        211,294
   159,574   CCC+           Sr. Sub. Notes, 13.000% due 9/30/13 (b)........................        161,968
   250,000   B-           Norcross Safety Products, Sr. Sub. Notes, 9.875% due 8/15/11
                            (b)............................................................        275,625
   200,000   B-           Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12..............        220,000
   125,000   B-           Wesco Distribution Inc., Sr. Sub. Notes, 9.125% due 6/1/08.......        130,000
----------------------------------------------------------------------------------------------------------
                                                                                                 3,051,418
----------------------------------------------------------------------------------------------------------
LODGING -- 2.8%
   125,000   CCC+         Courtyard by Marriott, Sr. Secured Notes, Series B, 10.750% due
                            2/1/08.........................................................        126,094
   100,000   B-           FelCor Lodging Trust Inc., L.P., Sr. Notes, 10.000% due
                            9/15/08........................................................        108,500
   250,000   B-           Florida Panthers Holdings, Sr. Sub. Notes, 9.875% due 4/15/09....        267,500
                          Hilton Hotels Corp., Notes:
   300,000   BBB-           8.250% due 2/15/11.............................................        347,250
    50,000   BBB-           7.625% due 12/1/12.............................................         56,438
                          HMH Properties, Inc., Sr. Notes:
   250,000   B+             Series B, 7.875% due 8/1/08....................................        261,250
    87,000   B+             Series C, 8.450% due 12/1/08...................................         91,132
                          MeriStar Hospitality Corp., Sr. Notes:
    50,000   CCC+           10.500% due 6/15/09............................................         54,500
    75,000   CCC+           9.125% due 1/15/11.............................................         79,875
   175,000   BB+          Royal Caribbean Cruises Ltd., Sr. Notes, 8.000% due 5/15/10......        191,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
LODGING -- 2.8% (CONTINUED)
                          Starwood Hotels & Resorts Worldwide Inc., Sr. Notes:
$  350,000   BB+            7.375% due 5/1/07..............................................    $   379,750
   100,000   BB+            7.875% due 5/1/12..............................................        113,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,076,914
----------------------------------------------------------------------------------------------------------
MEDIA - CABLE -- 2.0%
   275,000   CCC-         Charter Communications Holdings II, Sr. Notes, 10.250% due
                            9/15/10 (b)....................................................        290,125
                          Charter Communications Holdings LLC, Sr. Discount Notes:
   175,000   CCC-           Step bond to yield 11.758% due 1/15/11.........................        131,250
   450,000   CCC-           Step bond to yield 10.959% due 4/1/11..........................        387,000
                          CSC Holdings Inc.:
   375,000   BB-            Sr. Notes, 7.875% due 12/15/07.................................        397,500
   300,000   B+             Sr. Sub. Debentures, 9.875% due 2/15/13........................        315,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,520,875
----------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE -- 8.7%
                          Advanstar Communications Inc.:
   125,000   B-             Sr. Secured Notes, 10.750% due 8/15/10 (b).....................        135,938
   250,000   CCC+           Sr. Sub. Notes, Series B, 12.000% due 2/15/11..................        264,375
   125,000   NR           Advanstar Inc., Sr. Sub. Notes, Series B, step bond to yield
                            14.993% due 10/15/11 (c).......................................         98,281
                          American Media Operations Inc., Sr. Sub. Notes:
    50,000   B-             8.875% due 1/15/11.............................................         54,500
   175,000   B-             Series B, 10.250% due 5/1/09...................................        187,469
   200,000   B-           Block Communications Inc., Sr. Sub. Notes, 9.250% due 4/15/09....        216,000
   375,000   B            Dex Media East, LLC, Sr. Sub. Notes, 12.125% due 11/15/12........        463,125
   150,000   B            Dex Media Inc., Discount Notes, step bond to yield 9.002% due
                            11/15/13 (b)...................................................        106,500
    75,000   B            Dex Media Inc., Notes, 8.000% due 11/15/13 (b)...................         79,125
   475,000   B            Dex Media West, LLC, Sr. Sub. Notes, 9.875% due 8/15/13 (b)......        554,563
   325,000   BB-          DirecTV Holdings, LLC, Sr. Notes, 8.375% due 3/15/31.............        378,625
                          Echostar DBS Corp., Sr. Notes:
   100,000   BB-            10.375% due 10/1/07............................................        110,125
   575,000   BB-            9.375% due 2/1/09..............................................        604,469
   175,000   B            Lamar Media Corp, Sr. Sub. Notes, 7.250% due 1/1/13..............        189,000
   125,000   BBB-         Liberty Media Corp., Sr. Notes, 7.750% due 7/15/09...............        143,518
    50,000   B-           Lodgenet Entertainment Corp., Sr. Sub. Notes, 9.500% due
                            6/15/13........................................................         55,000
   150,000   B-           Muzak LLC/Muzak Finance, Sr. Notes, 10.000% due 2/15/09..........        160,500
   400,000   B+           PanAmSat Corp., Sr. Notes, 8.500% due 2/1/12.....................        446,000
   300,000   B            Quebecor Media, Inc., Sr. Notes, 11.125% due 7/15/11.............        348,750
   275,000   B+           R. H. Donnelley Corp., Sr. Sub. Notes, 10.875% due 12/15/12
                            (b)............................................................        327,594
                          Sinclair Broadcast Group, Sr. Sub. Notes:
   300,000   B              8.750% due 12/15/11............................................        334,500
    50,000   B              8.000% due 3/15/12.............................................         54,250
                          Vertis, Inc.:
   450,000   B-             Notes, Series B, 10.875% due 6/15/09...........................        480,375
    50,000   B-             Sr. Secured Notes, 9.750% due 4/1/09...........................         54,563

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
MEDIA - NON-CABLE -- 8.7% (CONTINUED)
                          XM Satellite Radio Inc.:
$  197,950   CCC+           Sr. Secured Discount Notes, step bond to yield 21.882% due
                            12/31/09.......................................................    $   177,906
   150,000   CCC+           Sr. Secured Notes, 12.000% due 6/15/10 (c).....................        170,250
                          Yell Finance B.V.:
   179,000   B+             Sr. Discount Notes, step bond to yield 13.494% due 8/1/11......        165,575
    97,000   B+             Sr. Notes, 10.750% due 8/1/11..................................        113,975
----------------------------------------------------------------------------------------------------------
                                                                                                 6,474,851
----------------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.8%
    75,000   B-           Commonwealth Industries, Sr. Sub. Notes, 10.750% due 10/1/06.....         76,875
   175,000   B-           IMCO Recycling Inc., Sr. Secured Notes, 10.375% due 10/15/10
                            (b)............................................................        180,688
   150,000   NR           Republic Technology Inc., Sr. Secured Notes,
                            13.750% due 7/15/09 (d)(c).....................................          2,250
   150,000   B            Ryerson Tull Inc., Notes, 9.125% due 7/15/06.....................        150,000
   175,000   BB-          United States Steel Corp., Sr. Notes, 9.750% due 5/15/10.........        197,750
----------------------------------------------------------------------------------------------------------
                                                                                                   607,563
----------------------------------------------------------------------------------------------------------
OIL AND GAS -- 0.2%
   175,000   B            El Paso Production Holdings, Sr. Notes, 7.750% due 6/1/13 (b)....        173,250
----------------------------------------------------------------------------------------------------------
PACKAGING -- 3.4%
                          Berry Plastics, Sr. Sub. Notes:
   125,000   B-             10.750% due 7/15/12............................................        144,530
   100,000   B-             10.750% due 7/15/12 (b)........................................        115,625
    75,000   CCC+         Graham Packaging/GPC CAP Co., Sr. Sub. Notes, 8.750% due 1/15/08
                            (b)............................................................         77,063
                          Graham Packaging, Sr. Sub. Notes, Series B:
   175,000   CCC+           4.735% due 1/15/08.............................................        162,750
   175,000   CCC+           8.750% due 1/15/08 (b).........................................        179,813
   150,000   B-           Huntsman Packaging Corp., 13.000% due 6/1/10.....................        138,000
                          Owens-Brockway Glass Containers, Sr. Secured Notes:
   250,000   BB             8.875% due 2/15/09.............................................        275,313
   150,000   BB             7.750% due 5/15/11.............................................        161,813
   100,000   B+             8.250% due 5/15/13.............................................        107,875
   350,000   B+           Owens Illinois Inc., Sr. Notes, 8.100% due 5/15/07...............        370,560
   175,000   B+           Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11..........        195,563
                          Pliant Corp.:
    50,000   B-             Sr. Secured Notes, 11.125% due 9/1/09..........................         54,250
   150,000   B-             Sr. Secured Sub. Notes, 13.000% due 6/1/10.....................        138,000
    15,981   NR           Russell-Stanley Holdings Inc., Sr. Sub. Notes, Payment-in-kind,
                            9.000% due 11/30/08 (b)........................................              2
   375,000   B-           Tekni-Plex Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10...        410,625
----------------------------------------------------------------------------------------------------------
                                                                                                 2,531,782
----------------------------------------------------------------------------------------------------------
PAPER -- 3.8%
    50,000   BB           Boise Cascade Corp., Sr. Notes, 7.000% due 11/1/13...............         52,055
                          Georgia Pacific Corp.:
   500,000   BB+            Notes, 7.500% due 5/15/06......................................        531,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
PAPER -- 3.8% (CONTINUED)
                            Sr. Notes:
$  250,000   BB+              8.125% due 5/15/11...........................................    $   276,250
   350,000   BB+              9.375% due 2/1/13............................................        404,250
   250,000   B-           Graphic Packaging International Inc., Sr. Sub. Notes, 9.500% due
                            8/15/13 (b)....................................................        277,500
                          MDP Acquisitions PLC, Sr. Notes:
   250,000   B              9.625% due 10/1/12.............................................        281,250
   166,374   B              15.500% due 10/1/13............................................        190,498
   375,000   B            Smurfit-Stone Container Corp., Sr. Notes, 8.250% due 10/1/12.....        408,750
   225,000   B            Stone Container Corp., Sr. Notes, 9.750% due 2/1/11..............        249,750
   125,000   BB           Tembec Industries Inc., Sr. Notes, 8.500% due 2/1/11.............        130,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,801,553
----------------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.8%
   150,000   CCC-         Advantica Restaurant Group, Inc., Sr. Notes, 11.125% due
                            1/15/08........................................................        104,250
    75,000   B-           Buffets Inc., Sr. Sub. Notes, 11.250% due 7/15/10................         80,813
   250,000   B-           Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08................        255,000
   175,000   B-           Dominos Inc., Sr. Sub. Notes, 8.250% due 7/1/11 (b)..............        188,343
----------------------------------------------------------------------------------------------------------
                                                                                                   628,406
----------------------------------------------------------------------------------------------------------
RETAILERS -- 3.6%
   325,000   B            Buhrmann U.S. Inc., Sr. Sub. Notes, 12.250% due 11/1/09..........        365,625
   200,000   B            Couche-Tard US/Finance, Sr. Sub. Notes, 7.500% due 12/15/13
                            (b)............................................................        210,500
   125,000   B-           General Nutrition Center Inc., Sr. Sub. Notes, 8.500% due 12/1/10
                            (b)............................................................        128,750
                          J.C. Penney Co., Inc., Notes:
    50,000   BB+            7.600% due 4/1/07..............................................         55,438
   476,000   BB+            9.000% due 8/1/12..............................................        571,795
   150,000   BB+          Michaels Stores Inc., Sr. Notes, 9.250% due 7/1/09...............        166,312
   150,000   B+           Mothers Work, Inc., Sr. Notes, 11.250% due 8/1/10................        167,438
   250,000   B-           PCA LLC/PCA Finance Corp., Sr. Notes, 11.875% due 8/1/09.........        275,000
                          Rite Aid Corp.:
   375,000   B-             Debentures, 6.875% due 8/15/13.................................        361,875
   100,000   B+             Sr. Notes, 9.500% due 2/15/11..................................        113,250
   225,000   B            United Auto Group Inc., Sr. Sub. Notes, 9.625% due 3/15/12.......        253,125
   400,000   NR           US Office Products Co., Sr. Sub. Notes, 9.750% due 6/15/08.......             40
----------------------------------------------------------------------------------------------------------
                                                                                                 2,669,148
----------------------------------------------------------------------------------------------------------
SERVICES -- 0.7%
   225,000   B            Brickman Group, Ltd., Sr. Sub. Notes, 11.750% due 12/15/09.......        263,250
   100,000   B            Coinmach Corp., Sr. Notes, 9.000% due 2/1/10.....................        109,000
   175,000   CCC          SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06..................        172,375
----------------------------------------------------------------------------------------------------------
                                                                                                   544,625
----------------------------------------------------------------------------------------------------------
SUPERMARKETS -- 0.0%
   150,000   NR           Jitney-Jungle Stores, Sr. Sub. Notes, 10.375% due 9/15/07........             15
----------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.8%
   150,000   B+           Activant Solutions Inc., Sr. Notes, 10.500% due 6/15/11..........        162,188
   130,000   B            AMI Semiconductor Inc., Sr. Sub. Notes, 10.750% due 2/1/13.......        155,675
   125,000   B+           Danka Business Services, Sr. Notes, 11.000% due 6/15/10..........        124,686

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.8% (CONTINUED)
$  250,000   BB-          Ingram Micro Inc., Sr. Sub. Notes, 9.875% due 8/15/08............    $   277,500
   175,000   BB+          Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09...        189,438
   225,000   BB+          Unisys Corp., Sr. Notes, 6.875% due 3/15/10......................        244,688
    75,000   CCC+         Viasystems Inc., Sr. Sub. Notes, 10.500% due 1/15/11 (b).........         80,438
    50,000   B+           Xerox Cap Europe PLC, Notes, 5.875% due 5/15/04..................         50,750
                          Xerox Corp., Sr. Notes:
   450,000   B+             9.750% due 1/15/09.............................................        528,750
   225,000   B+             7.625% due 6/15/13.............................................        244,125
----------------------------------------------------------------------------------------------------------
                                                                                                 2,058,238
----------------------------------------------------------------------------------------------------------
TEXTILE -- 2.0%
   100,000   B-           Broder Brothers Co., Sr. Notes, 11.250% due 10/15/10 (b).........         99,000
   200,000   B3*          GFSI Inc., Sr. Sub. Notes, Series B, 9.625% due 3/1/07...........        185,250
   250,000   CCC          Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08...............        164,375
   200,000   BB-          Phillips Van-Heusen, Sr. Notes, 8.125% due 5/1/13................        213,500
   200,000   BB           Russell Corp., Sr. Notes, 9.250% due 5/1/10......................        208,250
   425,000   B            Warnaco Inc., Sr. Notes, 8.875% due 6/15/13 (b)..................        439,875
   162,000   B            William Carter Co., Sr. Sub. Notes, Series B, 10.875% due
                            8/15/11........................................................        187,920
----------------------------------------------------------------------------------------------------------
                                                                                                 1,498,170
----------------------------------------------------------------------------------------------------------
TOBACCO -- 0.5%
   200,000   NR           Commonwealth Brands Inc., 10.625% due 9/1/08 (b).................        221,000
                          DIMON Inc.:
    50,000   BB             Sr. Notes, 7.750% due 6/1/13 (b)...............................         51,750
   100,000   BB             Sr. Notes, Series B, 9.625% due 10/15/11.......................        112,000
----------------------------------------------------------------------------------------------------------
                                                                                                   384,750
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.9%
   225,000   B-           Allied Holdings Inc., Sr. Notes, Series B, 8.625% due 10/1/07....        217,125
   100,000   C*           Holt Group, Sr. Sub. Notes, 9.750% due 1/15/06 (d)...............          3,375
                          Stena AB, Sr. Notes:
   250,000   BB-            9.625% due 12/1/12.............................................        283,125
   150,000   BB-            7.500% due 11/1/13 (b).........................................        155,250
----------------------------------------------------------------------------------------------------------
                                                                                                   658,875
----------------------------------------------------------------------------------------------------------
UTILITY -- ELECTRIC -- 3.4%
   251,100   BB+          Caithness Coso Fund Corp., Secured Notes, Series B, 9.050% due
                            12/15/09.......................................................        273,699
   400,000   B-++         Calpine Corp., Sr. Notes, 8.500% due 2/15/11.....................        318,500
                          CMS Energy Corp., Sr. Notes:
   375,000   B+             8.900% due 7/15/08.............................................        408,750
   100,000   B+             7.500% due 1/15/09.............................................        103,500
   300,000   B            Illinois Power, 11.500% due 12/15/10.............................        361,500
   175,000   B+           NRG Energy Inc., Sr. Secured Notes, 8.000% due 12/15/13 (b)......        184,844
   100,000   NR           PG&E Corp., Sr. Secured Notes, 6.875% due 7/15/08 (b)............        108,750
                          PSEG Energy Holdings:
   250,000   BB-            Notes, 10.000% due 10/1/09.....................................        294,375
   200,000   BB-            Sr. Notes, 8.625% due 2/15/08..................................        219,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(A)                                SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
UTILITY -- ELECTRIC -- 3.4% (CONTINUED)
                          Reliant Resources Inc., Sr. Secured Notes:
$  125,000   B              9.250% due 7/15/10 (b).........................................    $   133,125
   125,000   B              9.500% due 7/15/13 (b).........................................        134,375
----------------------------------------------------------------------------------------------------------
                                                                                                 2,540,668
----------------------------------------------------------------------------------------------------------
UTILITY -- NATURAL GAS -- 3.8%
                          El Paso Corp.:
                            Medium-Term Notes:
   175,000   B-               6.950% due 12/15/07..........................................        169,094
   325,000   Caa1*            8.050% due 10/15/30..........................................        284,375
   450,000   B-               7.800% due 8/1/31............................................        385,313
   225,000   B-             Sr. Notes, 6.750% due 5/15/09..................................        215,719
   125,000   BB-          Semco Energy Inc., Sr. Notes, 7.125% due 5/15/08.................        130,781
                          Tennessee Gas Pipeline:
   150,000   B              Debentures, 7.500% due 4/1/17..................................        155,625
   450,000   B              Notes, 8.375% due 6/15/32......................................        479,813
   150,000   B+           Transcontinental Gas Pipeline Corp., Sr. Notes, Series B, 8.875%
                            due 7/15/12....................................................        178,125
                          The Williams Cos., Inc.:
   200,000   B+             Notes, 7.625% due 7/15/19......................................        210,250
   425,000   B+             Notes, 7.875% due 9/1/21.......................................        450,500
   125,000   B+             Sr. Notes, 8.625% due 6/1/10...................................        140,936
----------------------------------------------------------------------------------------------------------
                                                                                                 2,800,531
----------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 5.9%
   225,000   B-           ACC Escrow Corp., Sr. Notes, 10.000% due 8/1/11 (b)..............        252,000
                          Alaska Communications Holdings Inc.:
   125,000   B-             Sr. Notes, 9.875% due 8/15/11 (b)..............................        131,875
   100,000   B-             Sr. Sub. Notes, 9.375% due 5/15/09.............................        100,500
                          Cincinnati Bell Inc.:
   250,000   B-             Sr. Notes, 7.250% due 7/15/13 (b)..............................        263,750
   200,000   B-             Sr. Sub. Notes, 8.375% due 1/15/14 (b).........................        216,000
   125,000   BB+          Eircom Funding, Sr. Sub. Notes, 8.250% due 8/15/13...............        139,060
   750,000   B+           Nextel Communications Inc., Sr. Notes, 9.375% due 11/15/09.......        821,250
                          Nextel Partners Inc., Sr. Notes:
   120,000   CCC+           12.500% due 11/15/09...........................................        139,800
    50,000   CCC+           8.125% due 7/1/11..............................................         53,500
   600,000   B-           Qwest Corp., Notes, 8.875% due 3/15/12 (b).......................        691,500
 1,025,000   CCC+         Qwest Services Corp., Sr. Sub. Secured Notes, 13.500% due
                            12/15/10 (b)...................................................      1,250,500
   150,000   BB-          Rogers Wireless Communication Inc., Sr. Sub. Notes, 8.800% due
                            10/1/07........................................................        154,875
   150,000   B+           Triton PCS Inc., Sr. Notes, 8.500% due 6/1/13....................        162,000
----------------------------------------------------------------------------------------------------------
                                                                                                 4,376,610
----------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $67,917,215)............     71,930,599
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                              SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK (e) -- 0.1%
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
       392                AMF Bowling Worldwide, Inc. .....................................          9,467
----------------------------------------------------------------------------------------------------------
CONTAINER AND PACKAGING -- 0.0%
     2,000                Russell-Stanley Holdings, Inc. (b)...............................             20
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 0.1%
       710                NTL Inc. ........................................................         49,522
----------------------------------------------------------------------------------------------------------
INDUSTRIAL -- OTHER -- 0.0%
    60,638                ACP Holding Co. .................................................         30,319
----------------------------------------------------------------------------------------------------------
MEDIA - CABLE -- 0.0%
     1,076                Viatel Holding Bermuda Ltd. .....................................          2,663
----------------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $527,666)............................         91,991
----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
----------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.4%
                          PRIMEDIA Inc.:
     1,625                  Series F, 9.200%...............................................        153,969
     1,500                  Series H, 8.625%...............................................        136,875
----------------------------------------------------------------------------------------------------------
                                                                                                   290,844
----------------------------------------------------------------------------------------------------------
RETAIL -- 0.3%
       200                General Nutrition Centers Holding Co., Series A (b)..............        201,500
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 0.0%
     1,878                McLeodUSA Inc., Series A (c).....................................         14,310
----------------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $961,068).........................        506,654
----------------------------------------------------------------------------------------------------------

 WARRANTS                                             SECURITY                                    VALUE
----------------------------------------------------------------------------------------------------------
WARRANTS (E) -- 0.1%
    54,513                ACP Holding Co., Expire 10/7/13 (b)..............................         26,712
        75                Advanstar Holdings Corp., Expire 10/15/11 (b)....................              1
       923                AMF Bowling Worldwide, Inc., Expire 3/9/09.......................          2,654
       901                AMF Bowling Worldwide, Inc., Class B Shares, Expire 3/9/09.......            230
     4,162                McLeodUSA Inc., Class A Shares, Expire 4/16/07...................          2,123
       100                MDP Acquisitors PLC, Expire 10/1/13 (b)..........................            700
       100                Pliant Corp., Expire 6/1/10 (b)..................................              1
       150                Republic Technologies International LLC, Class D Shares, Expire
                            7/15/09 (b)....................................................              2
       125                XM Satellite Radio Holdings Inc., Expire 3/15/10 (b).............          2,655
----------------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $214,480)................................         35,078
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                                    VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
$1,706,000              State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds at
                          maturity --
                          $1,706,076; (Fully collateralized by U.S. Treasury Notes,
                          7.875% due 11/15/04; Market value -- $1,745,363)
                          (Cost -- $1,706,000)...........................................      1,706,000
--------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100.0% (Cost -- $71,326,429**).....................    $74,270,322
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) or a double dagger (++), are rated by Moody's Investors Service and Fitch Ratings, respectively.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(c)  Security has been issued with attached warrants.
(d)  Security is currently in default.
(e)  Non-income producing security.
(f) Pursuant to a plan of reorganization, the fund received 5.27 membership units of CVC Claims Litigation LLC.
** Aggregate cost for Federal income tax purposes is $71,485,442.
     See pages 61 and 62 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 99.1%
------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.4%
   3,100   General Dynamics Corp. .....................................  $   280,209
   1,617   Northrop Grumman Corp. .....................................      154,585
------------------------------------------------------------------------------------
                                                                             434,794
------------------------------------------------------------------------------------
AUTO COMPONENTS -- 2.0%
   5,600   Johnson Controls, Inc. .....................................      650,272
------------------------------------------------------------------------------------
AUTOMOBILES -- 2.6%
  27,057   Ford Motor Co. .............................................      432,912
   7,390   General Motors Corp. .......................................      394,626
------------------------------------------------------------------------------------
                                                                             827,538
------------------------------------------------------------------------------------
BANKS -- 10.6%
  10,200   Bank of America Corp. ......................................      820,386
   6,200   PNC Financial Services Group................................      339,326
  15,700   U.S. Bancorp................................................      467,546
  15,500   Wachovia Corp. .............................................      722,145
  10,550   Washington Mutual, Inc. ....................................      423,266
  10,100   Wells Fargo & Co. ..........................................      594,789
------------------------------------------------------------------------------------
                                                                           3,367,458
------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 1.0%
  11,500   Masco Corp. ................................................      315,215
------------------------------------------------------------------------------------
CHEMICALS -- 4.2%
   8,600   Air Products & Chemicals, Inc. .............................      454,338
   8,300   E.I. du Pont de Nemours & Co. ..............................      380,887
   7,900   PPG Industries, Inc. .......................................      505,758
------------------------------------------------------------------------------------
                                                                           1,340,983
------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 6.3%
  39,570   Cendant Corp.*..............................................      881,224
   8,800   First Data Corp. ...........................................      361,592
   6,800   H&R Block, Inc. ............................................      376,516
  12,890   Waste Management, Inc. .....................................      381,544
------------------------------------------------------------------------------------
                                                                           2,000,876
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.7%
  15,600   Motorola, Inc. .............................................      219,492
------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 6.3%
  31,893   Hewlett-Packard Co. ........................................      732,582
   5,900   International Business Machines Corp. ......................      546,812
   4,300   Lexmark International, Inc., Class A Shares*................      338,152
  15,800   Storage Technology Corp.*...................................      406,850
------------------------------------------------------------------------------------
                                                                           2,024,396
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 11.6%
   5,180   The Bear Stearns Cos. Inc. .................................  $   414,141
   5,700   Capital One Financial Corp. ................................      349,353
   4,400   Fannie Mae..................................................      330,264
   4,300   The Goldman Sachs Group, Inc. ..............................      424,539
  28,000   J.P. Morgan Chase & Co. ....................................    1,028,440
  15,400   MBNA Corp. .................................................      382,690
  13,100   Morgan Stanley..............................................      758,097
------------------------------------------------------------------------------------
                                                                           3,687,524
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
   5,800   BellSouth Corp. ............................................      164,140
  10,200   SBC Communications, Inc. ...................................      265,914
  18,300   Sprint Corp. (FON Group)....................................      300,486
  13,350   Verizon Communications Inc. ................................      468,318
------------------------------------------------------------------------------------
                                                                           1,198,858
------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.5%
   5,800   FirstEnergy Corp. ..........................................      204,160
   4,300   FPL Group, Inc. ............................................      281,306
   7,000   Public Service Enterprise Group Inc. .......................      306,600
------------------------------------------------------------------------------------
                                                                             792,066
------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.7%
  10,900   ENSCO International Inc. ...................................      296,153
   9,700   Halliburton Co. ............................................      252,200
------------------------------------------------------------------------------------
                                                                             548,353
------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 0.9%
   4,000   McKesson Corp. .............................................      128,640
   2,800   UnitedHealth Group Inc. ....................................      162,904
------------------------------------------------------------------------------------
                                                                             291,544
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.3%
  14,075   Koninklijke Philips Electronics N.V.........................      409,442
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.6%
   4,100   Textron, Inc. ..............................................      233,946
  34,291   Tyco International Ltd. ....................................      908,711
------------------------------------------------------------------------------------
                                                                           1,142,657
------------------------------------------------------------------------------------
INSURANCE -- 7.2%
  13,300   The Allstate Corp. .........................................      572,166
   8,500   American International Group, Inc. .........................      563,380
   6,100   Aon Corp. ..................................................      146,034
   6,900   The Hartford Financial Services Group, Inc. ................      407,307
   6,600   Lincoln National Corp. .....................................      266,442
  10,000   MetLife, Inc. ..............................................      336,700
------------------------------------------------------------------------------------
                                                                           2,292,029
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 2.3%
   5,000   Computer Sciences Corp.*....................................  $   221,150
  11,900   Electronic Data Systems Corp. ..............................      292,026
   8,100   SunGard Data Systems Inc.*..................................      224,451
------------------------------------------------------------------------------------
                                                                             737,627
------------------------------------------------------------------------------------
MACHINERY -- 0.4%
   1,900   Ingersoll-Rand Co., Class A Shares .........................      128,972
------------------------------------------------------------------------------------
MEDIA -- 5.8%
  18,600   The News Corp. Ltd., Preferred Shares ADR...................      562,650
  18,500   Time Warner Inc.*...........................................      332,815
  12,100   Viacom Inc., Class B Shares.................................      536,998
  18,700   The Walt Disney Co. ........................................      436,271
------------------------------------------------------------------------------------
                                                                           1,868,734
------------------------------------------------------------------------------------
METALS AND MINING -- 1.4%
  11,900   Alcoa Inc. .................................................      452,200
------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.5%
   5,100   Federated Department Stores, Inc. ..........................      240,363
   5,400   Sears, Roebuck & Co. .......................................      245,646
------------------------------------------------------------------------------------
                                                                             486,009
------------------------------------------------------------------------------------
OIL AND GAS -- 9.7%
   3,300   Anadarko Petroleum Corp. ...................................      168,333
  11,300   BP PLC, Sponsored ADR.......................................      557,655
   8,451   ChevronTexaco Corp. ........................................      730,082
   8,700   ConocoPhillips..............................................      570,459
  15,800   Exxon Mobil Corp. ..........................................      647,800
  12,300   Marathon Oil Corp. .........................................      407,007
------------------------------------------------------------------------------------
                                                                           3,081,336
------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.2%
   8,800   International Paper Co. ....................................      379,368
------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.7%
  10,200   Bristol-Myers Squibb Co. ...................................      291,720
   7,300   Pfizer Inc. ................................................      257,909
------------------------------------------------------------------------------------
                                                                             549,629
------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.4%
   6,500   Union Pacific Corp. ........................................      451,620
------------------------------------------------------------------------------------
SOFTWARE -- 0.8%
  13,700   BMC Software, Inc.*.........................................      255,505
------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.1%
  16,100   The Gap, Inc. ..............................................      373,681
   8,800   The Home Depot, Inc. .......................................      312,312
------------------------------------------------------------------------------------
                                                                             685,993
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
TOBACCO -- 3.1%
  14,000   Altria Group, Inc. .........................................  $   761,880
   6,100   UST Inc. ...................................................      217,709
------------------------------------------------------------------------------------
                                                                             979,589
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $27,920,518)....................   31,600,079
------------------------------------------------------------------------------------
 FACE
AMOUNT                               SECURITY                               VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
$282,000   State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
             at maturity -- $282,013; (Fully collateralized by U.S.
             Treasury Bonds, 6.125% due 11/15/27; Market
             value -- $289,287) (Cost -- $282,000).....................      282,000
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0% (Cost -- $28,202,518**)           $31,882,079
------------------------------------------------------------------------------------

 * Non-income producing security.

** Aggregate cost for Federal income tax purposes is $28,213,949.

   Abbreviation used in this schedule:

   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 95.2%
------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.3%
    19,712    L-3 Communications Holdings, Inc.*..........................    $  1,012,408
    23,712    Precision Castparts Corp. ..................................       1,076,762
------------------------------------------------------------------------------------------
                                                                                 2,089,170
------------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 0.7%
    20,607    CNF Inc. ...................................................         698,577
    11,054    Expeditors International of Washington, Inc. ...............         416,294
------------------------------------------------------------------------------------------
                                                                                 1,114,871
------------------------------------------------------------------------------------------
AIRLINES -- 0.6%
    11,054    Alaska Air Group, Inc.*.....................................         301,664
    26,451    JetBlue Airways Corp.*......................................         701,481
------------------------------------------------------------------------------------------
                                                                                 1,003,145
------------------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.3%
     7,320    ArvinMeritor, Inc. .........................................         176,558
    13,900    Bandag, Inc. ...............................................         572,680
     4,053    BorgWarner, Inc. ...........................................         344,789
     9,995    Gentex Corp. ...............................................         441,379
     9,329    Lear Corp. .................................................         572,148
------------------------------------------------------------------------------------------
                                                                                 2,107,554
------------------------------------------------------------------------------------------
BANKS -- 8.9%
    17,500    Associated Banc-Corp. ......................................         746,375
    13,384    Astoria Financial Corp. ....................................         497,885
    20,848    Bank of Hawaii Corp. .......................................         879,786
    16,220    Banknorth Group, Inc. ......................................         527,637
     8,087    City National Corp. ........................................         502,364
    50,809    The Colonial BancGroup, Inc. ...............................         880,012
    21,458    Commerce Bancorp, Inc. .....................................       1,130,407
    14,695    Compass Bancshares, Inc. ...................................         577,661
    10,416    First Tennessee National Corp. .............................         459,346
    39,249    Greenpoint Financial Corp. .................................       1,386,275
    16,673    Hibernia Corp., Class A Shares..............................         391,982
    23,910    Independence Community Bank Corp. ..........................         860,043
    15,201    M&T Bank Corp. .............................................       1,494,258
    16,457    National Commerce Financial Corp. ..........................         448,947
    26,995    New York Community Bancorp, Inc. ...........................       1,027,160
     9,857    Silicon Valley Bancshares*..................................         355,542
    51,050    Sovereign Bancorp, Inc. ....................................       1,212,438
    12,200    TCF Financial Corp. ........................................         626,470
    14,878    Webster Financial Corp. ....................................         682,305
------------------------------------------------------------------------------------------
                                                                                14,686,893
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
BEVERAGES -- 0.8%
     2,086    Brown-Forman Corp., Class B Shares..........................    $    194,937
    15,766    Constellation Brands, Inc., Class A Shares*.................         519,174
    38,353    PepsiAmericas, Inc. ........................................         656,603
------------------------------------------------------------------------------------------
                                                                                 1,370,714
------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.5%
       727    Biogen Idec Inc.*...........................................          26,739
    11,049    Charles River Laboratories International, Inc.*.............         379,312
    37,858    Gilead Sciences, Inc.*+.....................................       2,201,064
    64,452    Millennium Pharmaceuticals, Inc.*...........................       1,203,319
    14,767    Protein Design Labs, Inc.*..................................         264,329
    11,961    Vertex Pharmaceuticals Inc.*................................         122,361
------------------------------------------------------------------------------------------
                                                                                 4,197,124
------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.8%
              Lennar Corp.:
    12,207      Class A Shares............................................       1,171,872
     1,486      Class B Shares............................................         135,820
------------------------------------------------------------------------------------------
                                                                                 1,307,692
------------------------------------------------------------------------------------------
CHEMICALS -- 1.8%
    19,315    Airgas, Inc. ...............................................         414,886
     8,510    Albemarle Corp. ............................................         255,045
     3,552    Cabot Corp. ................................................         113,096
    24,737    Crompton Corp. .............................................         177,364
     9,890    Cytec Industries, Inc.*.....................................         379,677
     9,285    FMC Corp.*..................................................         316,897
    20,845    IMC Global, Inc. ...........................................         206,991
     8,227    Lubrizol Corp. .............................................         267,542
    25,617    Lyondell Chemical Co. ......................................         434,208
    17,570    RPM International, Inc. ....................................         289,202
     3,672    Valspar Corp. ..............................................         181,470
------------------------------------------------------------------------------------------
                                                                                 3,036,378
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 5.5%
    15,834    Banta Corp. ................................................         641,277
    10,604    The BISYS Group, Inc.*......................................         157,788
    31,764    The Brink's Co. ............................................         718,184
     4,443    Career Education Corp.*.....................................         178,031
    27,593    Ceridian Corp.*.............................................         577,798
    16,833    ChoicePoint Inc.*...........................................         641,169
     4,967    Corinthian Colleges, Inc.*..................................         275,967
    20,223    D&B Corp.*..................................................       1,025,508
    14,230    DeVry, Inc.*................................................         357,600
     6,368    DST Systems, Inc.*..........................................         265,928
    27,452    Education Management Corp.*.................................         852,110
    21,829    HON Industries, Inc. .......................................         945,632
    21,723    Manpower Inc. ..............................................       1,022,719

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 5.5% (CONTINUED)
     6,766    Republic Services, Inc. ....................................    $    173,413
    16,423    Sylvan Learning Systems, Inc.*..............................         472,818
    14,490    Viad Corp. .................................................         362,250
    18,845    West Corp.*.................................................         437,769
------------------------------------------------------------------------------------------
                                                                                 9,105,961
------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.4%
    55,061    3Com Corp.*.................................................         449,848
    11,036    Adtran, Inc. ...............................................         342,116
    19,829    Advanced Fibre Communications, Inc.*........................         399,554
     7,218    Harris Corp. ...............................................         273,923
    50,313    JDS Uniphase Corp.*.........................................         183,642
    15,478    McData Corp., Class A Shares*...............................         147,505
    19,712    NetScreen Technologies, Inc.*...............................         487,872
------------------------------------------------------------------------------------------
                                                                                 2,284,460
------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.5%
    14,582    Imation Corp. ..............................................         512,557
    91,472    Quantum Corp.*..............................................         285,393
    14,684    SanDisk Corp.*..............................................         897,780
    30,286    Storage Technology Corp.*...................................         779,864
------------------------------------------------------------------------------------------
                                                                                 2,475,594
------------------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.7%
     6,826    Granite Construction, Inc. .................................         160,343
    14,701    Jacobs Engineering Group Inc.*..............................         705,795
    36,704    Quanta Services, Inc.*......................................         267,939
------------------------------------------------------------------------------------------
                                                                                 1,134,077
------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.2%
     8,599    Martin Marietta Materials, Inc. ............................         403,895
------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
    24,072    Longview Fibre Co. .........................................         297,289
------------------------------------------------------------------------------------------
DISTRIBUTORS -- 0.4%
    24,347    CarMax, Inc.*...............................................         753,053
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 1.9%
    17,256    A.G. Edwards, Inc. .........................................         625,185
     4,997    Affiliated Managers Group*..................................         347,741
    14,474    American Capital Strategies, Ltd. ..........................         430,312
    20,056    E*TRADE Financial Corp.*....................................         253,708
    25,460    IndyMac Bancorp, Inc. ......................................         758,453
     8,788    Legg Mason, Inc. ...........................................         678,258
------------------------------------------------------------------------------------------
                                                                                 3,093,657
------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
    49,194    Cincinnati Bell, Inc.*......................................         248,430
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 3.1%
    20,951    Allete, Inc. ...............................................    $    641,101
    19,049    Alliant Energy Corp. .......................................         474,320
    22,728    Black Hills Corp. ..........................................         677,976
    28,851    Energy East Corp. ..........................................         646,262
     9,548    Great Plains Energy, Inc. ..................................         303,817
    12,750    OGE Energy Corp. ...........................................         308,422
     7,903    Pepco Holdings, Inc. .......................................         154,425
    31,803    Puget Energy, Inc. .........................................         755,957
    33,549    Wisconsin Energy Corp. .....................................       1,122,214
------------------------------------------------------------------------------------------
                                                                                 5,084,494
------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
    12,217    Ametek, Inc. ...............................................         589,592
     4,280    Energizer Holdings, Inc.*...................................         160,757
------------------------------------------------------------------------------------------
                                                                                   750,349
------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.4%
     1,933    Amphenol Corp., Class A Shares*.............................         123,577
    23,998    Arrow Electronics, Inc.*....................................         555,314
    19,861    Avnet, Inc.*................................................         430,189
     9,071    Diebold, Inc. ..............................................         488,655
    11,685    Newport Corp.*..............................................         193,153
    13,839    Symbol Technologies, Inc. ..................................         233,741
    12,203    Vishay Intertechnology, Inc.*...............................         279,449
------------------------------------------------------------------------------------------
                                                                                 2,304,078
------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 2.6%
     7,470    Cooper Cameron Corp.*.......................................         348,102
    24,499    ENSCO International Inc. ...................................         665,638
    10,235    FMC Technologies, Inc.*.....................................         238,476
    16,738    Grant Prideco, Inc.*........................................         217,929
     8,366    Helmerich & Payne, Inc. ....................................         233,662
    11,636    National-Oilwell, Inc.*.....................................         260,181
     3,563    Patterson-UTI Energy, Inc.*.................................         117,294
     4,839    Pride International, Inc.*..................................          90,199
    15,930    Smith International, Inc.*..................................         661,414
    10,335    Tidewater, Inc. ............................................         308,810
    16,699    Varco International, Inc.*..................................         344,500
    21,306    Weatherford International Ltd.*.............................         767,016
------------------------------------------------------------------------------------------
                                                                                 4,253,221
------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.7%
    35,887    Ruddick Corp. ..............................................         642,377
     6,988    Whole Foods Market, Inc. ...................................         469,104
------------------------------------------------------------------------------------------
                                                                                 1,111,481
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.5%
     5,178    Dean Foods Co.*.............................................    $    170,201
     6,029    Dreyer's Grand Ice Cream Holdings, Inc., Class A Shares.....         468,755
    11,092    The J.M. Smucker Co. .......................................         502,357
    34,445    Sensient Technologies Corp. ................................         680,978
    17,688    Smithfield Foods, Inc.*.....................................         366,142
    18,817    Tyson Foods, Inc., Class A Shares...........................         249,137
------------------------------------------------------------------------------------------
                                                                                 2,437,570
------------------------------------------------------------------------------------------
GAS UTILITIES -- 1.7%
    31,777    AGL Resources, Inc. ........................................         924,711
    38,772    MDU Resources Group, Inc. ..................................         923,161
    17,758    National Fuel Gas Co. ......................................         434,006
    20,766    WGL Holdings Inc. ..........................................         577,087
------------------------------------------------------------------------------------------
                                                                                 2,858,965
------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.8%
    11,235    Apogent Technologies, Inc.*.................................         258,854
    20,986    Beckman Coulter, Inc. ......................................       1,066,718
     1,279    Bio-Rad Laboratories, Inc., Class A Shares*.................          73,760
    12,893    DENTSPLY International Inc. ................................         582,377
    16,879    Edwards Lifesciences Corp.*.................................         507,720
     8,813    Hillenbrand Industries, Inc. ...............................         546,935
     7,599    Respironics, Inc.*..........................................         342,639
    22,494    Steris Corp.*...............................................         508,364
    11,303    Varian Medical Systems, Inc.*...............................         781,037
------------------------------------------------------------------------------------------
                                                                                 4,668,404
------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 4.8%
    11,443    AdvancePCS*.................................................         602,588
     2,810    AETNA, Inc. ................................................         189,900
    23,470    Apria Healthcare Group, Inc.*...............................         668,191
     7,747    Coventry Health Care, Inc.*.................................         499,604
    26,257    First Health Group Corp.*...................................         510,961
    22,674    Health Net, Inc.*...........................................         741,440
     3,504    Henry Schein, Inc.*.........................................         236,800
    27,044    LifePoint Hospitals, Inc.*..................................         796,446
     3,588    Lincare Holdings Inc.*......................................         107,748
    16,104    Omnicare, Inc. .............................................         650,441
     9,520    Oxford Health Plans, Inc. ..................................         414,120
    13,634    PacifiCare Health Systems, Inc.*............................         921,658
    10,729    Patterson Dental Co.*.......................................         688,373
     9,494    Renal Care Group, Inc.*.....................................         391,153
     9,730    Triad Hospitals, Inc.*......................................         323,717
    20,387    WebMD Corp.*................................................         183,279
------------------------------------------------------------------------------------------
                                                                                 7,926,419
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 3.5%
    19,755    Bob Evans Farms, Inc. ......................................    $    641,247
    18,661    Brinker International, Inc.*................................         618,799
    18,476    CBRL Group, Inc. ...........................................         706,892
    21,527    Extended Stay America, Inc. ................................         311,711
    19,367    GTECH Holdings Corp. .......................................         958,473
     9,025    Krispy Kreme Doughnuts, Inc.*...............................         330,315
    11,213    Mandalay Resort Group.......................................         501,445
    17,536    Outback Steakhouse, Inc. ...................................         775,267
    32,028    Ruby Tuesday, Inc. .........................................         912,478
------------------------------------------------------------------------------------------
                                                                                 5,756,627
------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 3.0%
    21,993    Blyth, Inc. ................................................         708,615
    29,337    D.R. Horton, Inc. ..........................................       1,269,119
     4,940    Hovnanian Enterprises, Inc., Class A Shares*................         430,076
    17,720    Mohawk Industries, Inc.*....................................       1,249,969
       956    NVR, Inc.*..................................................         445,496
     2,879    Pulte Homes, Inc. ..........................................         269,532
    13,186    Toll Brothers, Inc.*........................................         524,275
------------------------------------------------------------------------------------------
                                                                                 4,897,082
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.5%
     8,138    Church & Dwight, Inc. ......................................         322,265
    17,450    The Dial Corp. .............................................         496,802
------------------------------------------------------------------------------------------
                                                                                   819,067
------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.5%
    17,514    Teleflex Inc. ..............................................         846,452
------------------------------------------------------------------------------------------
INSURANCE -- 6.2%
     9,146    American Financial Group, Inc. .............................         242,003
    15,819    AmerUs Group Co. ...........................................         553,190
    11,155    Brown & Brown, Inc. ........................................         363,765
    12,162    Everest Re Group Ltd. ......................................       1,028,905
    38,671    Fidelity National Financial, Inc. ..........................       1,499,661
    16,611    First American Corp. .......................................         494,510
    25,247    Horace Mann Educators Corp. ................................         352,701
    10,324    Leucadia National Corp. ....................................         475,936
    18,468    The MONY Group Inc.*........................................         577,864
    35,313    Old Republic International Corp. ...........................         895,538
    12,026    The PMI Group, Inc. ........................................         447,728
    12,453    Radian Group, Inc. .........................................         607,084
     5,763    Reinsurance Group of America, Inc. .........................         222,740
    14,768    Stancorp Financial Group, Inc. .............................         928,612
    17,293    Unitrin, Inc. ..............................................         716,103
    24,762    W.R. Berkley Corp. .........................................         865,432
------------------------------------------------------------------------------------------
                                                                                10,271,772
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.2%
    56,310    RealNetworks, Inc.*.........................................    $    321,530
------------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 1.1%
    41,523    Acxiom Corp.*...............................................         771,082
    12,904    Affiliated Computer Services Inc., Class A Shares*..........         702,752
    26,829    Keane, Inc.*................................................         392,777
------------------------------------------------------------------------------------------
                                                                                 1,866,611
------------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.4%
    36,701    Callaway Golf Co. ..........................................         618,412
------------------------------------------------------------------------------------------
MACHINERY -- 1.3%
    22,385    AGCO Corp.*.................................................         450,834
     3,309    Donaldson Co., Inc. ........................................         195,760
     9,195    Flowserve Corp.*............................................         191,992
     5,101    Kennametal Inc. ............................................         202,765
    18,913    Pentair, Inc. ..............................................         864,324
     3,272    SPX Corp.*..................................................         192,426
------------------------------------------------------------------------------------------
                                                                                 2,098,101
------------------------------------------------------------------------------------------
MARINE -- 0.4%
    19,522    Overseas Shipholding Group, Inc. ...........................         664,724
------------------------------------------------------------------------------------------
MEDIA -- 2.0%
    23,098    Belo Corp., Class A Shares..................................         654,597
    21,333    Harte-Hanks, Inc. ..........................................         463,993
    31,719    Macrovision Corp.*..........................................         716,532
       981    Washington Post Co., Class B Shares.........................         776,363
    18,897    Westwood One, Inc.*.........................................         646,466
------------------------------------------------------------------------------------------
                                                                                 3,257,951
------------------------------------------------------------------------------------------
METALS AND MINING -- 0.6%
     8,275    Arch Coal, Inc. ............................................         257,932
     7,854    Freeport-McMoRan Copper & Gold Inc., Class B Shares.........         330,889
     9,003    Peabody Energy Corp. .......................................         375,515
------------------------------------------------------------------------------------------
                                                                                   964,336
------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.0%
    21,843    99 Cents Only Stores*.......................................         594,785
    13,652    Dollar Tree Stores, Inc.*...................................         410,379
    12,696    The Neiman Marcus Group, Inc., Class A Shares*..............         681,394
------------------------------------------------------------------------------------------
                                                                                 1,686,558
------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.0%
    21,897    Questar Corp. ..............................................         769,680
    13,143    SCANA Corp. ................................................         450,148
    23,133    Westar Energy, Inc. ........................................         468,443
------------------------------------------------------------------------------------------
                                                                                 1,688,271
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.4%
    10,817    Zebra Technologies Corp., Class A Shares*...................    $    717,924
------------------------------------------------------------------------------------------
OIL AND GAS -- 3.3%
       206    Cross Timbers Royalty Trust.................................           5,875
    11,512    Devon Energy Corp. .........................................         659,177
     9,904    EOG Resources, Inc. ........................................         457,268
    17,141    Forest Oil Corp.*...........................................         489,718
    14,346    Murphy Oil Corp. ...........................................         936,937
     9,285    Noble Energy, Inc. .........................................         412,533
    16,295    Pioneer Natural Resources Co.*..............................         520,299
     9,995    Pogo Producing Co. .........................................         482,758
     8,674    Valero Energy Corp. ........................................         401,953
     9,945    Westport Resources Corp.*...................................         296,958
    27,863    XTO Energy, Inc. ...........................................         788,523
------------------------------------------------------------------------------------------
                                                                                 5,451,999
------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.8%
     9,772    Bowater Inc. ...............................................         452,541
    12,041    Glatfelter..................................................         149,910
     4,621    Potlatch Corp. .............................................         160,672
     7,080    Rayonier, Inc. .............................................         293,900
    18,862    Wausau-Mosinee Paper Corp. .................................         255,014
------------------------------------------------------------------------------------------
                                                                                 1,312,037
------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.5%
    12,711    Barr Laboratories, Inc.*....................................         978,111
    45,854    Mylan Laboratories Inc. ....................................       1,158,272
    26,326    Sepracor, Inc.*.............................................         629,981
    12,313    SICOR Inc.*.................................................         334,914
    40,949    Valeant Pharmaceuticals International.......................       1,029,867
------------------------------------------------------------------------------------------
                                                                                 4,131,145
------------------------------------------------------------------------------------------
REAL ESTATE -- 1.2%
    13,761    AMB Property Corp. .........................................         452,462
     3,587    Hospitality Properties Trust................................         148,071
    14,670    Liberty Property Trust......................................         570,663
    20,013    New Plan Excel Realty Trust, Inc. ..........................         493,721
    17,797    United Dominion Realty Trust, Inc. .........................         341,702
------------------------------------------------------------------------------------------
                                                                                 2,006,619
------------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.4%
    13,732    C.H. Robinson Worldwide, Inc. ..............................         520,580
    31,284    GATX Corp. .................................................         875,326
    31,558    J.B. Hunt Transport Services, Inc.*.........................         852,382
------------------------------------------------------------------------------------------
                                                                                 2,248,288
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 5.3%
    95,868    Atmel Corp.*................................................    $    576,167
     3,577    Cabot Microelectronics Corp.*...............................         175,273
    23,385    Credence Systems Corp.*.....................................         307,747
    12,134    Cree, Inc.*.................................................         214,650
    11,486    Integrated Circuit Systems, Inc.*...........................         327,236
    31,113    Integrated Device Technology, Inc.*.........................         534,210
    29,762    International Rectifier Corp.*+.............................       1,470,540
     5,274    KLA-Tencor Corp.*...........................................         309,426
    27,632    Lam Research Corp.*.........................................         892,514
    84,798    Lattice Semiconductor Corp.*................................         820,845
    20,241    Micrel, Inc.*...............................................         315,355
    23,756    Microchip Technology Inc. ..................................         792,500
    41,003    MPS Group, Inc.*............................................         383,378
    34,087    RF Micro Devices, Inc.*.....................................         342,574
    12,799    Semtech Corp.*..............................................         290,921
     9,959    Silicon Laboratories Inc.*..................................         430,428
    11,215    Teradyne, Inc.*.............................................         285,422
    33,949    Triquint Semiconductor, Inc.*...............................         240,019
------------------------------------------------------------------------------------------
                                                                                 8,709,205
------------------------------------------------------------------------------------------
SOFTWARE -- 4.1%
    26,285    Advent Software, Inc.*......................................         458,148
    34,550    Ascential Software Corp.*...................................         895,882
    30,796    Cadence Design Systems, Inc.*...............................         553,712
    11,608    Fair Isaac Corp. ...........................................         570,649
    17,397    Internet Security Systems, Inc.*............................         327,586
     9,035    Macromedia, Inc.*...........................................         161,184
    39,912    Mentor Graphics Corp.*......................................         580,320
    19,146    National Instruments Corp. .................................         870,569
    13,675    The Reynolds and Reynolds Co., Class A Shares...............         397,259
    35,751    Sybase, Inc.*...............................................         735,756
    38,574    Synopsys, Inc.*.............................................       1,302,258
------------------------------------------------------------------------------------------
                                                                                 6,853,323
------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.3%
    12,436    Abercrombie & Fitch Co., Class A Shares*....................         307,294
    15,428    American Eagle Outfitters, Inc.*............................         253,019
    10,300    Barnes & Noble, Inc.*.......................................         338,355
    10,876    CDW Corp. ..................................................         628,198
    51,718    Claire's Stores, Inc. ......................................         974,367
    20,345    Michaels Stores, Inc. ......................................         899,249
    14,428    PETsMART, Inc. .............................................         343,386
    17,686    Ross Stores, Inc. ..........................................         467,441
    37,955    Williams-Sonoma, Inc.*......................................       1,319,695
------------------------------------------------------------------------------------------
                                                                                 5,531,004
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.9%
    35,952    Coach, Inc.*+...............................................    $  1,357,188
     2,777    Columbia Sportswear Co.*....................................         151,346
------------------------------------------------------------------------------------------
                                                                                 1,508,534
------------------------------------------------------------------------------------------
TOBACCO -- 0.3%
    10,938    Universal Corp. ............................................         483,131
------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
    11,093    Telephone & Data Systems, Inc. .............................         693,867
------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $131,414,762)...................     157,509,508
------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
U.S. TREASURY BILLS -- 0.2%
$  265,000    U.S. Treasury Bills, due 3/18/04++ (Cost -- $264,504).......       264,504
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.6%
 7,652,000    State Street Bank and Trust Co., 0.800% due 1/2/04; Proceeds
                at maturity --
                $7,652,340; (Fully collateralized by U.S. Treasury Bonds,
                6.125% due 11/15/27; Market value -- $7,805,078)
                (Cost -- $7,652,000)......................................     7,652,000
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $7,916,504)...........     7,916,504
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0% (Cost -- $139,331,266**)........  $165,426,012
----------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is segregated as collateral for open futures contracts commitments.
 ++All or a portion of this security is held as collateral for open futures contracts commitments.
** Aggregate cost for Federal income tax purposes is $139,759,698.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay
                        interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                        speculation than "B", "CCC" and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                        large uncertainties or major risk exposures to adverse
                        conditions.
C                  --   Bonds rated "C" are bonds on which no interest is being
                        paid.
D                  --   Bonds rated "D" are in default, and payment of interest
                        and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such issues.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the Aaa group they comprise what
                        are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate, and therefore not well safeguarded during both
                        good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                        respect to principal or interest.
Ca and C           --   Bonds rated "Ca" and "C" represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED) (CONTINUED)

Fitch Ratings ("Fitch") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the lowest expectation of credit
                        risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by
                        foreseeable events.
AA                 --   Bonds rated "AA" have a very low expectation of credit risk.
                        They indicate very strong capacity for timely payment of
                        financial commitments. This capacity is not significantly
                        vulnerable to foreseeable events.
A                  --   Bonds rated "A" have a low expectation of credit risk. The capacity for timely payment of financial commitments is
                        considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic
                        conditions than is the case for higher ratings.
BBB                --   Bonds rated "BBB" have a low expectation of credit risk. The capacity for timely payment of financial commitments is
                        considered adequate, but adverse changes in circumstances
                        and in economic conditions are more likely to impair this
                        capacity.
BB                 --   Bonds rated "BB" indicate that there is a possibility of
                        credit risk developing, particularly as the result of
                        adverse economic change over time; however, business of
                        financial alternatives may be available to allow financial commitments to be met.
B                  --   Bonds rated "B" indicate that significant credit risk is
                        present, but a limited margin of safety remains. Financial
                        Commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.
NR                 --   Indicates that the bond is not rated by Standard & Poor's,
                        Moody's or Fitch.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2003

                                     TRAVELERS         LAZARD             MFS          FEDERATED                     DISCIPLINED
                                      QUALITY       INTERNATIONAL      EMERGING           HIGH         FEDERATED       MID CAP
                                        BOND            STOCK           GROWTH           YIELD           STOCK          STOCK
                                     PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost............  $205,834,653    $106,661,037     $ 142,739,954    $ 71,326,429    $28,202,518    $139,331,266
  Loaned securities collateral, at
    cost..........................            --       7,757,565                --              --             --              --
  Foreign currency, at cost.......            --           3,117                --              --             --              --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...........  $208,774,866    $128,154,093     $ 172,012,026    $ 74,270,322    $31,882,079    $165,426,012
  Loaned securities collateral, at
    value (Note 8)................            --       7,757,565                --              --             --              --
  Foreign currency, at value......            --           3,169                --              --             --              --
  Cash............................           399             451               649         753,007            985             664
  Dividends and interest
    receivable....................     2,045,623         196,543            97,493       1,570,680         41,024         105,959
  Receivable for securities
    sold..........................            --              --         2,161,695              --             --         456,922
  Receivable for Fund shares
    sold..........................        17,259          18,812                --          36,427             --          33,434
  Prepaid expenses................            --             183                --              --             --             173
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................   210,838,147     136,130,816       174,271,863      76,630,436     31,924,088     166,023,164
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares
    reacquired....................     1,651,964         346,165         1,249,986              --         73,818         453,294
  Investment advisory fees
    payable.......................        57,789          86,755           106,127          41,366         16,368          96,237
  Administration fees payable.....        10,367           7,200             8,505           3,819          1,574           8,258
  Payable for securities
    purchased.....................            --           6,995         4,800,670         752,671             --         475,173
  Payable for loaned securities
    collateral (Note 8)...........            --       7,757,565                --              --             --              --
  Payable for open forward foreign
    currency contracts (Note 6)...            --              12                --              --             --              --
  Payable to broker -- variation
    margin........................            --              --                --              --             --          27,200
  Accrued expenses................        44,906          51,209            48,585          36,438         28,942          46,314
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............     1,765,026       8,255,901         6,213,873         834,294        120,702       1,106,476
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................  $209,073,121    $127,874,915     $ 168,057,990    $ 75,796,142    $31,803,386    $164,916,688
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................  $208,446,545    $154,907,083     $ 346,383,555    $ 86,532,143    $30,172,318    $146,412,650
  Undistributed (overdistributed)
    net investment income.........      (650,983)       (237,139)               --         (99,971)         6,786          69,223
  Accumulated net realized loss
    from investment transactions
    and futures contracts.........    (1,662,654)    (48,300,076)     (207,598,133)    (13,579,923)    (2,055,279)     (7,751,220)
  Net unrealized appreciation of
    investments, futures contracts
    and
    foreign currencies............     2,940,213      21,505,047        29,272,568       2,943,893      3,679,561      26,186,035
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................  $209,073,121    $127,874,915     $ 168,057,990    $ 75,796,142    $31,803,386    $164,916,688
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING................    18,655,850      12,774,101        17,971,104       9,009,414      2,093,500       9,428,466
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........        $11.21          $10.01             $9.35           $8.41         $15.19          $17.49
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2003

                                           TRAVELERS        LAZARD            MFS         FEDERATED                   DISCIPLINED
                                            QUALITY      INTERNATIONAL     EMERGING         HIGH        FEDERATED       MID CAP
                                             BOND            STOCK          GROWTH          YIELD         STOCK          STOCK
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................  $ 9,761,035     $   111,925     $    61,293    $ 5,440,281    $    7,343    $    30,411
  Dividends.............................           --       3,147,082         865,453         51,895       670,975      1,525,513
  Less: Foreign withholding tax.........           --        (327,797)        (11,955)            --        (2,966)            --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...............    9,761,035       2,931,210         914,791      5,492,176       675,352      1,555,924
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).....      688,640         867,230       1,161,225        404,314       175,132        910,327
  Administration fees (Note 2)..........      127,802          63,071          92,898         37,321        16,813         78,028
  Audit and legal.......................       30,040          28,991          36,234         40,488        31,854         27,026
  Shareholder communications............       29,417          15,407          22,538          5,116         6,398         20,980
  Custody...............................       23,846          65,193          57,296         59,439        14,100         13,225
  Trustees' fees........................        6,154           6,154           6,154          4,000         4,000          6,154
  Shareholder servicing fees............        5,002           5,002           5,003          5,000         5,000          5,002
  Other.................................        8,914           2,418           2,297          3,586         1,000          2,415
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES........................      919,815       1,053,466       1,383,645        559,264       254,297      1,063,157
---------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)..........    8,841,220       1,877,744        (468,854)     4,932,912       421,055        492,767
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES
(NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
    Investment transactions.............     (813,388)     (4,101,040)      3,123,874       (800,373)       27,649      3,136,607
    Futures contracts...................           --              --              --             --            --        145,347
    Foreign currency transactions.......           --         (80,748)          1,266             --            --             --
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..............     (813,388)     (4,181,788)      3,125,140       (800,373)       27,649      3,281,954
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  From:
    Investments.........................    6,204,698      30,581,893      36,792,050      8,350,883     6,552,918     35,315,211
    Foreign currencies..................           --         (18,439)            260             --            --             --
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED
    APPRECIATION........................    6,204,698      30,563,454      36,792,310      8,350,883     6,552,918     35,315,211
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES
  CONTRACTS AND
  FOREIGN CURRENCIES....................    5,391,310      26,381,666      39,917,450      7,550,510     6,580,567     38,597,165
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS............................  $14,232,530     $28,259,410     $39,448,596    $12,483,422    $7,001,622    $39,089,932
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

                                       TRAVELERS QUALITY               LAZARD INTERNATIONAL                 MFS EMERGING
                                         BOND PORTFOLIO                  STOCK PORTFOLIO                  GROWTH PORTFOLIO
                                  ----------------------------    ------------------------------    -----------------------------
                                      2003            2002            2003             2002             2003            2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income
    (loss)......................  $  8,841,220    $  8,078,244    $   1,877,744    $   1,465,505    $   (468,854)   $    (604,238)
  Net realized gain (loss)......      (813,388)      3,722,973       (4,181,788)     (18,276,682)      3,125,140      (75,179,979)
  Change in net unrealized
    appreciation
    (depreciation)..............     6,204,698        (642,907)      30,563,454        5,022,074      36,792,310       (8,789,751)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS......    14,232,530      11,158,310       28,259,410      (11,789,103)     39,448,596      (84,573,968)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income.........   (10,103,492)    (14,569,091)      (2,035,977)      (2,266,863)             --               --
  Net realized gains............      (474,419)     (2,872,440)              --               --              --               --
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO
    SHAREHOLDERS................   (10,577,911)    (17,441,531)      (2,035,977)      (2,266,863)             --               --
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE
9):
  Net proceeds from sale of
    shares......................    43,240,349      95,124,858      104,649,317      506,647,467       8,640,718        9,100,113
  Net asset value of shares
    issued for reinvestment of
    dividends...................    10,577,911      17,441,531        2,035,977        2,266,863              --               --
  Cost of shares reacquired.....   (54,268,288)    (52,329,902)    (102,506,397)    (517,627,040)    (24,103,589)     (38,067,740)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
    ASSETS FROM
    FUND SHARE TRANSACTIONS.....      (450,028)     60,236,487        4,178,897       (8,712,710)    (15,462,871)     (28,967,627)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS........................     3,204,591      53,953,266       30,402,330      (22,768,676)     23,985,725     (113,541,595)
NET ASSETS:
  Beginning of year.............   205,868,530     151,915,264       97,472,585      120,241,261     144,072,265      257,613,860
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................  $209,073,121    $205,868,530    $ 127,874,915    $  97,472,585    $168,057,990    $ 144,072,265
---------------------------------------------------------------------------------------------------------------------------------
  *Includes undistributed
    (overdistributed) net
    investment income of:.......     $(650,983)      $(237,976)       $(237,139)          $1,842              --               --
---------------------------------------------------------------------------------------------------------------------------------
  *Includes accumulated net
    investment loss of:.........            --              --               --               --              --          $(1,503)
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)   FOR THE YEARS ENDED DECEMBER 31,


                                             FEDERATED HIGH                    FEDERATED                 DISCIPLINED MID CAP
                                            YIELD PORTFOLIO                 STOCK PORTFOLIO                STOCK PORTFOLIO
                                      ----------------------------    ---------------------------    ----------------------------
                                          2003            2002           2003            2002            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............  $  4,932,912    $  3,812,819    $   421,055    $    393,778    $    492,767    $    266,823
  Net realized gain (loss)..........      (800,373)     (5,245,997)        27,649      (1,290,074)      3,281,954      (9,361,311)
  Change in net unrealized
    appreciation (depreciation).....     8,350,883       3,056,684      6,552,918      (6,011,824)     35,315,211     (10,533,043)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS.................    12,483,422       1,623,506      7,001,622      (6,908,120)     39,089,932     (19,627,531)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............    (5,110,185)     (7,888,998)      (414,269)       (832,675)       (426,728)       (660,997)
  Net realized gains................            --              --             --              --              --        (125,180)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS...    (5,110,185)     (7,888,998)      (414,269)       (832,675)       (426,728)       (786,177)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of
    shares..........................    45,580,198      18,111,636      2,031,831       5,094,575      27,684,956      33,422,635
  Net asset value of shares issued
    for reinvestment of dividends...     5,110,185       7,888,998        414,269         832,675         426,728         786,177
  Cost of shares reacquired.........   (30,064,428)    (11,459,844)    (4,280,218)    (15,380,343)    (12,959,405)    (16,041,994)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM
    FUND SHARE TRANSACTIONS.........    20,625,955      14,540,790     (1,834,118)     (9,453,093)     15,152,279      18,166,818
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...    27,999,192       8,275,298      4,753,235     (17,193,888)     53,815,483      (2,246,890)
NET ASSETS:
  Beginning of year.................    47,796,950      39,521,652     27,050,151      44,244,039     111,101,205     113,348,095
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*......................  $ 75,796,142    $ 47,796,950    $31,803,386    $ 27,050,151    $164,916,688    $111,101,205
---------------------------------------------------------------------------------------------------------------------------------
  *Includes undistributed
    (overdistributed) net investment
    income of:......................      $(99,971)        $30,006         $6,786              --         $69,223         $14,998
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Fund(s)") are separate investment funds of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Funds and ten other separate investment funds: U.S. Government Securities, Social Awareness Stock, Pioneer Fund (formerly known as Utilities), Large Cap, Equity Income, Convertible Securities, Merrill Lynch Large Cap Core (formerly known as MFS Research), MFS Mid Cap Growth, Zero Coupon Bond Fund Series 2005 and MFS Value Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the last reported bid and asked prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by and under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by and under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Funds distribute dividends and capital gains, if any, at least annually; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and capital gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; At December 31, 2003, reclassifications were made to the Travelers Quality Bond, Federated High Yield and Disciplined Mid Cap Stock Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the MFS Emerging Growth Portfolio a portion of accumulated net investment loss amounting to $469,091 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (k) each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income; and excise taxes and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     The Federated High Yield Portfolio invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Federated High Yield Portfolio's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may from time to time enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled or offset by entering into another forward exchange contract.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of each Fund's respective average daily net assets. These fees are calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Asset Management LLC ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Management Company ("Federated") and The Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup. Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day fund operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day fund operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - TAMIC pays TIMCO 0.35% of DMCS's average daily net assets.

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of each Fund's respective average daily net assets. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's respective average daily net assets.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2003, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions from the Funds.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments), were as follows:

                                                               PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $380,844,975   $381,685,216
Lazard International Stock Portfolio........................    47,203,484     44,771,577
MFS Emerging Growth Portfolio...............................   158,212,945    169,033,495
Federated High Yield Portfolio..............................    53,716,025     33,358,112
Federated Stock Portfolio...................................    11,288,897     12,448,665
Disciplined Mid Cap Stock Portfolio.........................    89,365,038     78,491,557
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                                                              APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $ 3,713,473    $(1,518,271)    $ 2,195,202
Lazard International Stock Portfolio........................   22,130,865     (2,279,383)     19,851,482
MFS Emerging Growth Portfolio...............................   30,453,237     (4,786,702)     25,666,535
Federated High Yield Portfolio..............................    5,993,157     (3,208,277)      2,784,880
Federated Stock Portfolio...................................    5,525,646     (1,857,516)      3,668,130
Disciplined Mid Cap Stock Portfolio.........................   31,917,719     (6,251,405)     25,666,314
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     At December 31, 2003, MEG did not have any repurchase agreements outstanding.

     5.  FUTURES CONTRACTS

     TQB, LIS, MEG, FSP and DMCS may from time to time enter into futures contracts. Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts typically to hedge a portion of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices.

     At December 31, 2003, DMCS had the following open futures contracts:

                                                        NUMBER OF     BASIS        MARKET     UNREALIZED
                                           EXPIRATION   CONTRACTS     VALUE        VALUE         GAIN
--------------------------------------------------------------------------------------------------------
PURCHASED CONTRACTS:
S&P Midcap 400...........................     3/04         17       $4,805,136   $4,896,425    $91,289
--------------------------------------------------------------------------------------------------------

     At December 31, 2003, TQB, LIS, MEG and FSP did not have any open futures contracts.

     6.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MEG may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2003, LIS had open forward foreign currency contracts as described below. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

LAZARD INTERNATIONAL STOCK PORTFOLIO

                                                               LOCAL     MARKET   SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                              CURRENCY   VALUE       DATE         LOSS
----------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
Japanese Yen................................................  749,455    $6,996    1/5/2004       $(12)
----------------------------------------------------------------------------------------------------------

     At December 31, 2003, MEG did not have any open forward foreign currency contracts.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves additional risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     8.  LENDING OF PORTFOLIO SECURITIES

     The Funds have an agreement with their custodian whereby the custodian may lend securities owned by a Fund to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 2003, LIS loaned securities having a market value of $7,408,228. LIS received cash collateral amounting to $7,757,565 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

     Income earned by LIS from securities lending for the year ended December 31, 2003 was $75,608.

     At December 31, 2003, TQB, MEG, FHY, FSP, and DMCS did not have any securities on loan.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2003    DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold.................................................         3,799,891            8,361,815
Shares issued on reinvestment...............................           943,628            1,568,847
Shares reacquired...........................................        (4,753,702)          (4,599,695)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................           (10,183)           5,330,967
------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold.................................................        13,041,118           56,655,129
Shares issued on reinvestment...............................           204,469              282,266
Shares reacquired...........................................       (12,799,010)         (57,538,184)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................           446,577             (600,789)
------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold.................................................         1,024,938            1,009,475
Shares issued on reinvestment...............................                --                   --
Shares reacquired...........................................        (2,951,286)          (4,521,297)
------------------------------------------------------------------------------------------------------
Net Decrease................................................        (1,926,348)          (3,511,822)
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2003    DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold.................................................         5,705,531            2,215,620
Shares issued on reinvestment...............................           607,710            1,051,969
Shares reacquired...........................................        (3,792,186)          (1,401,244)
------------------------------------------------------------------------------------------------------
Net Increase................................................         2,521,055            1,866,345
------------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold.................................................           152,214              351,152
Shares issued on reinvestment...............................            27,308               66,878
Shares reacquired...........................................          (328,610)          (1,047,691)
------------------------------------------------------------------------------------------------------
Net Decrease................................................          (149,088)            (629,661)
------------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold.................................................         1,842,815            2,217,193
Shares issued on reinvestment...............................            24,260               58,969
Shares reacquired...........................................          (913,912)          (1,155,780)
------------------------------------------------------------------------------------------------------
Net Increase................................................           953,163            1,120,382
------------------------------------------------------------------------------------------------------

     10.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 2003, TQB, LIS, MEG, FHY, FSP and DMCS had, for Federal income tax purposes, a total of approximately $1,233,000, $46,892,000, $203,993,000, $13,568,000, $2,044,000 and $7,188,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset future realized capital gains, it is probable that the gains to offset will not be distributed. The amount and year of expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                 2007       2008        2009          2010          2011
-----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio.............        --         --            --            --   $1,233,000
Lazard International Stock Portfolio.........        --         --   $16,611,000   $22,825,000    7,456,000
MFS Emerging Growth Portfolio................        --         --   123,707,000    75,064,000    5,222,000
Federated High Yield Portfolio...............  $182,000   $803,000     4,766,000     6,218,000    1,599,000
Federated Stock Portfolio....................        --         --       128,000       973,000      943,000
Disciplined Mid Cap Stock Portfolio..........        --         --            --     7,188,000           --
-----------------------------------------------------------------------------------------------------------

     In addition, TQB had the following capital losses and LIS had foreign exchange losses realized after October 31, 2003, which were deferred for Federal income tax purposes to the first day of the following fiscal year:


----------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $409,125
Lazard International Stock Portfolio........................    15,993
----------------------------------------------------------------------

     11.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2003, the tax basis components of distributable earnings were:

                                                        UNDISTRIBUTED     ACCUMULATED       UNREALIZED
                                                       ORDINARY INCOME   CAPITAL LOSSES    APPRECIATION
--------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio.....................      $73,229       $  (1,232,729)     $2,195,202
Lazard International Stock Portfolio.................       12,792         (46,892,451)     19,863,485
MFS Emerging Growth Portfolio........................           --        (203,992,597)     25,667,031
Federated High Yield Portfolio.......................       47,263         (13,568,144)      2,784,880
Federated Stock Portfolio............................        6,786          (2,043,848)      3,668,130
Disciplined Mid Cap Stock Portfolio..................       26,172          (7,188,447)     25,666,314
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals, mark to market of derivate contracts, returns of capital from Real Estate Investment Trusts, mark to market of passive foreign investment companies, the treatment of accretion of discount and amortization of premiums and consent fees.

     During the year ended December 31, 2003, the tax character of distributions paid was:

                                                               ORDINARY
                                                                INCOME         TOTAL
---------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $10,577,911   $10,577,911
Lazard International Stock Portfolio........................    2,035,977     2,035,977
Federated High Yield Portfolio..............................    5,110,185     5,110,185
Federated Stock Portfolio...................................      414,269       414,269
Disciplined Mid Cap Stock Portfolio.........................      426,728       426,728
---------------------------------------------------------------------------------------

     For the year ended December 31, 2003, MEG did not make any distributions.

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                          UNDISTRIBUTED     ACCUMULATED      UNREALIZED
                                                         ORDINARY INCOME   CAPITAL LOSSES   DEPRECIATION
--------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio.......................     $739,731                  --    $ (3,767,773)
Lazard International Stock Portfolio...................        3,654       $ (39,436,337)    (11,661,861)
MFS Emerging Growth Portfolio..........................           --        (197,562,158)    (13,743,162)
Federated High Yield Portfolio.........................      109,418         (11,969,058)     (5,497,199)
Federated Stock Portfolio..............................           --          (1,101,356)     (2,873,381)
Disciplined Mid Cap Stock Portfolio....................           --          (9,666,674)     (9,668,062)
--------------------------------------------------------------------------------------------------------

     At December 31, 2002, the difference between book basis and tax basis unrealized depreciation was attributable primarily to wash sale and other loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                               ORDINARY       LONG TERM
                                                                INCOME      CAPITAL GAINS      TOTAL
-------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $17,441,531           --      $17,441,531
Lazard International Stock Portfolio........................    2,266,863           --        2,266,863
Federated High Yield Portfolio..............................    7,888,998           --        7,888,998
Federated Stock Portfolio...................................      832,675           --          832,675
Disciplined Mid Cap Stock Portfolio.........................      660,997     $125,180          786,177
-------------------------------------------------------------------------------------------------------

     For the year ended December 31, 2002, MEG did not make any distributions.

     12.  ADDITIONAL INFORMATION

     The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

     CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

     CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

          TRAVELERS QUALITY BOND PORTFOLIO             2003(1)      2002(1)     2001(1)     2000(1)     1999(1)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................   $11.03       $11.39      $11.00      $10.82      $10.76
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)...........................     0.48         0.51        0.59        0.73        0.64
  Net realized and unrealized gain (loss)(2).........     0.29         0.14        0.20        0.00*      (0.51)
----------------------------------------------------------------------------------------------------------------
Total Income From Operations.........................     0.77         0.65        0.79        0.73        0.13
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.56)       (0.85)      (0.40)      (0.55)      (0.00)*
  Net realized gains.................................    (0.03)       (0.16)         --          --       (0.07)
----------------------------------------------------------------------------------------------------------------
Total Distributions..................................    (0.59)       (1.01)      (0.40)      (0.55)      (0.07)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $11.21       $11.03      $11.39      $11.00      $10.82
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)......................................     6.98%        5.81%       7.13%       6.97%       1.09%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)...................     $209         $206        $152         $73         $59
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)........................................     0.43%        0.44%       0.45%       0.49%       0.54%
  Net investment income(2)...........................     4.15         4.48        5.14        6.81        5.86
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................      191%         176%        225%        157%        357%
----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with your variable contact such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

        LAZARD INTERNATIONAL STOCK PORTFOLIO           2003(1)      2002(1)     2001(1)     2000(1)     1999(1)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................    $7.91        $9.30      $13.15      $15.65      $12.88
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............................     0.15         0.11        0.11        0.13        0.17
  Net realized and unrealized gain (loss)............     2.11        (1.31)      (3.50)      (1.88)       2.63
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................     2.26        (1.20)      (3.39)      (1.75)       2.80
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.16)       (0.19)      (0.02)      (0.32)      (0.03)
  Net realized gains.................................       --           --       (0.44)      (0.43)      (0.00)*
----------------------------------------------------------------------------------------------------------------
Total Distributions..................................    (0.16)       (0.19)      (0.46)      (0.75)      (0.03)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $10.01        $7.91      $ 9.30      $13.15      $15.65
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)......................................    28.60%      (12.96)%    (26.19)%    (11.50)%     21.78%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)...................     $128          $97        $120        $141        $119
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)........................................     1.00%        1.06%       1.01%       1.02%       1.06%
  Net investment income..............................     1.79         1.32        1.01        0.92        1.25
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       44%          55%         81%         39%         35%
----------------------------------------------------------------------------------------------------------------

            MFS EMERGING GROWTH PORTFOLIO               2003      2002(1)     2001(1)     2000(1)     1999(1)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................   $7.24      $11.00      $22.60      $29.82      $16.87
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss................................   (0.03)      (0.03)      (0.02)      (0.05)      (0.06)
  Net realized and unrealized gain (loss)............    2.14       (3.73)      (8.20)      (5.70)      13.01
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................    2.11       (3.76)      (8.22)      (5.75)      12.95
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains.................................      --          --       (3.38)      (1.47)         --
--------------------------------------------------------------------------------------------------------------
Total Distributions..................................      --          --       (3.38)      (1.47)         --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $9.35       $7.24      $11.00      $22.60      $29.82
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)......................................   29.14%     (34.18)%    (36.18)%    (20.13)%     76.76%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)...................    $168        $144        $258        $420        $413
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)........................................    0.89%       0.89%       0.89%       0.90%       0.87%
  Net investment loss................................   (0.30)      (0.32)      (0.12)      (0.18)      (0.29)
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................     106%        114%        266%        203%        168%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets (excluding interest expense) will not exceed 0.95%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         FEDERATED HIGH YIELD PORTFOLIO           2003(1)      2002(1)     2001(1)      2000       1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $7.37        $8.55       $9.50      $11.44     $11.11
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)......................     0.65         0.74        0.97        1.25       1.01
  Net realized and unrealized gain (loss)(2)....     1.00        (0.46)      (0.77)      (2.11)     (0.67)
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     1.65         0.28        0.20       (0.86)      0.34
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................    (0.61)       (1.46)      (1.15)      (1.08)     (0.00)*
  Net realized gains............................       --           --          --          --      (0.01)
---------------------------------------------------------------------------------------------------------
Total Distributions.............................    (0.61)       (1.46)      (1.15)      (1.08)     (0.01)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $8.41        $7.37       $8.55      $ 9.50     $11.44
---------------------------------------------------------------------------------------------------------
TOTAL RETURN(3).................................    22.39%        3.72%       1.94%      (8.15)%     3.10%
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................  $75,796      $47,797     $39,522     $38,736    $49,816
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)...................................     0.90%        0.89%       0.89%       0.88%      0.84%
  Net investment income(2)......................     7.93         9.09       10.45       10.61       9.15
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................       57%          58%         44%         19%        23%
---------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

           FEDERATED STOCK PORTFOLIO              2003(1)      2002(1)     2001(1)      2000       1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............   $12.06       $15.40      $15.99      $16.34     $15.66
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................     0.20         0.16        0.16        0.21       0.16
  Net realized and unrealized gain (loss).......     3.13        (3.13)       0.11        0.33       0.68
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     3.33        (2.97)       0.27        0.54       0.84
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................    (0.20)       (0.37)      (0.20)      (0.18)        --
  Net realized gains............................       --           --       (0.66)      (0.71)     (0.16)
---------------------------------------------------------------------------------------------------------
Total Distributions.............................    (0.20)       (0.37)      (0.86)      (0.89)     (0.16)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................   $15.19       $12.06      $15.40      $15.99     $16.34
---------------------------------------------------------------------------------------------------------
TOTAL RETURN(2).................................    27.61%      (19.32)%      1.67%       3.77%      5.34%
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................  $31,803      $27,050     $44,244     $44,813    $49,612
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................................     0.91%        0.84%       0.81%       0.82%      0.82%
  Net investment income.........................     1.50         1.14        0.99        1.23       1.14
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................       41%          13%         14%         24%        23%
---------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

      DISCIPLINED MID CAP STOCK PORTFOLIO          2003         2002      2001(1)     2000(1)     1999(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $13.11       $15.41      $17.26     $15.61      $14.34
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).....................      0.05         0.03        0.06       0.08        0.02
  Net realized and unrealized gain (loss)......      4.38        (2.23)      (0.78)      2.46        1.84
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      4.43        (2.20)      (0.72)      2.54        1.86
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................     (0.05)       (0.08)      (0.04)     (0.03)      (0.02)
  Net realized gains...........................        --        (0.02)      (1.09)     (0.86)      (0.57)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.05)       (0.10)      (1.13)     (0.89)      (0.59)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $17.49       $13.11      $15.41     $17.26      $15.61
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................     33.75%      (14.32)%     (4.02)%    16.61%      13.47%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $164,917     $111,101    $113,348    $95,216     $45,068
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(4)...............................      0.82%        0.85%       0.83%      0.88%       0.95%
  Net investment income........................      0.38         0.23        0.37       0.49        0.28
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        61%          67%         40%        67%         71%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Travelers Insurance Company has waived all or a portion of its fees for the year ended December 31, 1999. In addition, The Travelers Insurance Company has reimbursed the Fund for $13,500 of the Fund's expenses for the year ended December 31, 1999. If such fees were not waived or expenses not reimbursed, the per share decreases to net investment income and the actual expense ratio would have been $0.01 and 0.99%, respectively.

(3) Total returns do no reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Funds") of The Travelers Series Trust ("Trust") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              [KPMG LLP SIGNATURE]

New York, New York
February 13, 2004

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                                                                             NUMBER OF
                                               TERM OF                                      PORTFOLIOS
                                            OFFICE(1) AND                                     IN FUND
                             POSITION(S)       LENGTH                                         COMPLEX              OTHER
                              HELD WITH        OF TIME      PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY      BOARD MEMBERSHIPS
   NAME, ADDRESS AND AGE        TRUST          SERVED              PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
---------------------------  ------------   -------------   ------------------------------  -----------   ------------------------
NON-INTERESTED TRUSTEES:(2)
Robert E. McGill, III        Trustee           Since        Retired                              5        Lydall Inc.; Board of
295 Hancock Road                                1990                                                      Managers of 6 Variable
Williamstown, MA                                                                                          Annuity Separate
Age 72                                                                                                    Accounts of The
                                                                                                          Travelers Insurance
                                                                                                          Company ("TIC")
Lewis Mandell                Trustee           Since        Professor, University of             5        Delaware North Corp.;
160 Jacobs Hall                                 1990        Buffalo                                       Board of Managers of 6
Buffalo, NY                                                                                               Variable Annuity
Age 61                                                                                                    Separate Accounts of TIC
Frances M. Hawk, CFA, CFP    Trustee           Since        Private Investor                     5        Board of Managers of 6
108 Oxford Hill Lane                            1991                                                      Variable Annuity
Downingtown, PA                                                                                           Separate Accounts of TIC
Age 56
INTERESTED TRUSTEE:
R. Jay Gerken, CFA(3)        Chairman,         Since        Managing Director of Citigroup     221        Chairman, Board of
Citigroup Asset Management   President,         2002        Global Markets Inc. ("CGM");                  Managers of 6 Variable
("CAM")                      Chief                          Chairman, President and Chief                 Annuity Separate
399 Park Avenue, 4th Floor   Executive                      Executive Officer of Smith                    Accounts of TIC
New York, NY 10022           Officer and                    Barney Fund Management LLC
Age 52                       Trustee                        ("SBFM"), Travelers Investment
                                                            Adviser, Inc. ("TIA") and Citi
                                                            Fund Management Inc. ("CFM");
                                                            President and Chief Executive
                                                            Officer of certain mutual
                                                            funds associated with
                                                            Citigroup Inc. ("Citigroup");
                                                            Formerly, Portfolio Manager of
                                                            Smith Barney Allocation Series
                                                            Inc. (from 1996 to 2001) and
                                                            Smith Barney Growth and Income
                                                            Fund (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                             NUMBER OF
                                               TERM OF                                      PORTFOLIOS
                                            OFFICE(1) AND                                     IN FUND
                             POSITION(S)       LENGTH                                         COMPLEX              OTHER
                              HELD WITH        OF TIME      PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY      BOARD MEMBERSHIPS
   NAME, ADDRESS AND AGE        TRUST          SERVED              PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
---------------------------  ------------   -------------   ------------------------------  -----------   ------------------------
OFFICERS:
Andrew B. Shoup(4)           Senior Vice       Since        Director of CAM; Senior Vice     N/A                    N/A
CAM                          President          2004        President and Chief
125 Broad Street             and Chief                      Administrative Officer of
10th Floor                   Administrative                 mutual funds associated with
New York, NY 10004           Officer                        Citigroup; Treasurer of
Age 47                                                      certain mutual funds
                                                            associated with Citigroup;
                                                            Head of International Funds
                                                            Administration of CAM (from
                                                            2001 to 2003); Director of
                                                            Global Funds Administration of
                                                            CAM (from 2000 to 2001); Head
                                                            of U.S. Citibank Funds
                                                            Administration of CAM (from
                                                            1998 to 2000)
Richard L. Peteka            Treasurer      Since 2002      Director of CGM; Chief           N/A                    N/A
CAM                                                         Financial Officer and
125 Broad Street, 11th                                      Treasurer of certain mutual
Floor                                                       funds associated with
New York, NY 10004                                          Citigroup; Director and Head
Age 42                                                      of Internal Control for CAM
                                                            U.S. Mutual Fund
                                                            Administration (from 1999 to
                                                            2002); Vice President, Head of
                                                            Mutual Fund Administration and
                                                            Treasurer at Oppenheimer
                                                            Capital (from 1996 to 1999)
Andrew Beagley               Chief             Since        Director of CGM (since 2000);    N/A                    N/A
CAM                          Anti-Money         2002        Director of Compliance, North
399 Park Avenue, 4th Floor   Laundering                     America, CAM (since 2000);
New York, NY 10022           Compliance                     Chief Anti-Money Laundering
Age 40                       Officer                        Compliance Officer and Vice
                                                            President of certain mutual
                                                            funds associated with
                                                            Citigroup; Director of
                                                            Compliance, Europe, the Middle
                                                            East and Africa, CAM (from
                                                            1999 to 2000); Compliance
                                                            Officer, Salomon Brothers
                                                            Asset Management Limited,
                                                            Smith Barney Global Capital
                                                            Management Inc., Salomon
                                                            Brothers Asset Management Asia
                                                            Pacific Limited (from 1997 to
                                                            1999)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                             NUMBER OF
                                               TERM OF                                      PORTFOLIOS
                                            OFFICE(1) AND                                     IN FUND
                             POSITION(S)       LENGTH                                         COMPLEX              OTHER
                              HELD WITH        OF TIME      PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY      BOARD MEMBERSHIPS
   NAME, ADDRESS AND AGE        TRUST          SERVED              PAST FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
---------------------------  ------------   -------------   ------------------------------  -----------   ------------------------
Kaprel Ozsolak               Controller     Since 2002      Vice President of CGM;           N/A                    N/A
CAM                                                         Controller of certain mutual
125 Broad Street, 11th                                      funds associated with
Floor                                                       Citigroup
New York, NY 10004
Age 38
Ernest J. Wright             Secretary         Since        Vice President and Secretary     N/A                    N/A
Travelers Life & Annuity                        1994        of TIC
One Cityplace
Hartford, CT 06103
Age 63
Kathleen A. McGah            Assistant         Since        Deputy General Counsel of TIC    N/A                    N/A
Travelers Life & Annuity     Secretary          1995
One Cityplace
Hartford, CT 06103
Age 53

---------------
 (1) Each Trustee and officer serves until his or her successor has been duly elected and qualified.
 (2) Mr. Knight Edwards is an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting power.
 (3) Mr. Gerken is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
 (4) As of January 21, 2004.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2003:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

              Federated Stock Portfolio                           100.00%
              Disciplined Mid Cap Stock Portfolio                 100.00

The following percentages of ordinary dividends paid by the Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

              Travelers Quality Bond Portfolio                     20.49%
              Disciplined Mid Cap Stock Portfolio                   0.06

The total foreign sourced income received by the Lazard International Stock Portfolio was $0.2464 per share (or a total amount of $3,147,082). The total amount of foreign taxes paid was $0.0257 per share (or a total amount of $327,797).

                     (This page intentionally left blank.)

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

TRUSTEES                               INVESTMENT ADVISER

R. Jay Gerken, CFA                     Travelers Asset Management International Company LLC
  Chairman
Frances M. Hawk, CFA, CFP              ADMINISTRATOR
Lewis Mandell
Robert E. McGill, III                  The Travelers Insurance Company

OFFICERS                               CUSTODIAN

R. Jay Gerken, CFA                     State Street Bank and Trust Company
President and
Chief Executive Officer                TRANSFER AGENT

Andrew B. Shoup*                       Citicorp Trust Bank, fsb.
Senior Vice President and
Chief Administrative
Officer

Richard L. Peteka
Treasurer

Andrew Beagley
Chief Anti-Money
Laundering
Compliance Officer

Kaprel Ozsolak
Controller

Ernest J. Wright
Secretary

Kathleen A. McGah
Assistant Secretary

---------------

*As of January 21, 2004.

The Funds are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.
This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including more complete information on changes and expenses. All the Funds contained in this report may not be available under your variable annuity or life contract.

Series Trust (Annual) (2-04) Printed in U.S.A.

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         (a) Audit Fees for The Travelers Series Trust of $276,000 and $225,000 for the years ended 12/31/03 and 12/31/02.

         (b) Audit-Related Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (c) Tax Fees for The Travelers Series Trust of $30,000 and $30,000 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Trust.

         (d) All Other Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Audit Committee ("Committee") has adopted policies and procedures to, among other purposes, approve all audit and non-audit services provided to the Registrant and certain other persons by the Registrant's independent auditors.

                  The Committee shall not approve non-audit services that the Committee believes may taint the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                  The policies and procedures require the Committee to approve
                  (a) all audit and permissible non-audit services to be provided to the Registrant and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Registrant. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Registrant, the Adviser or any Covered Service Providers by the Registrant's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the "Chairperson") and at least one other member of the Committee, as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee's meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's per-approval responsibilities to other persons (other than the Adviser or the Fund's officers).

                  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f)      N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. Travelers Series Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Travelers Series Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)      Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

The Travelers Series Trust

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         The Travelers Series Trust

Date:    March 10, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         The Travelers Series Trust

Date:    March 10, 2004

By:      /s/ Richard L. Peteka
         Richard L. Peteka
         Chief Financial Officer of
         The Travelers Series Trust

Date:    March 10, 2004